                                                                   EXHIBIT 10.18

                                  Egenera, Inc.
       has requested that the marked portions of this document be granted confidential treatment pursuant to Rule 406 under the Securities Act of 1933

                            MASTER SERVICES AGREEMENT

                                Table of Contents

1.    DEFINITIONS...............................................................    3

2.    TERM......................................................................    4

3.    APPOINTMENT/SCOPE OF AGREEMENT............................................    5

4.    POINTS OF CONTACT.........................................................    5

5.    ORDERS....................................................................    6

6.    SERVICES..................................................................    7

7.    COMPANY TRAINING, TRAINING EQUIPMENT, DOCUMENTATION AND SUPPORT...........    8

8.    RESPONSE TIMES AND PROCEDURE..............................................    9

9.    CONSIGNED PARTS LOGISTICS SERVICES........................................    9

10.   ENGINEERING CHANGES.......................................................   10

11.   SERVICE REPORTING.........................................................   10

12.   FEES, PAYMENTS AND PAYMENT TERMS..........................................   10

13.   CONFIDENTIAL INFORMATION..................................................   13

14.   PUBLIC DISCLOSURE.........................................................   15

15.   ADVERTISING AND USE OF TRADEMARK..........................................   15

16.   INSURANCE.................................................................   16

17.   WARRANTY..................................................................   16

18.   LIMITATIONS ON LIABILITY..................................................   16

19.   INDEMNIFICATION...........................................................   17

20.   TERMINATION AND CANCELLATION..............................................   18

21.   DISPUTE RESOLUTION........................................................   19

22.   Other Provisions..........................................................   20

                            MASTER SERVICES AGREEMENT

THIS AGREEMENT (the "Agreement") is made as of the 27th day of June, 2003 ("Effective Date") by and between Unisys Corporation, a corporation incorporated under the laws of the State of Delaware, having its principal corporate offices at Unisys Way, Blue Bell, Pennsylvania 19424 ("Unisys") and Egenera, Inc. a corporation incorporated under the laws of the State of Delaware, having its principal offices at 165 Forest St., Marlboro, MA 01752 ("Egenera").

                         DESCRIPTION OF THE TRANSACTION

A. Unisys is in the business of providing support, maintenance and other services for a wide range of computer and networking products; and

B. Egenera wants Unisys, as a subcontractor to Egenera, to provide, and Unisys wants to provide services as described herein to particular Egenera Customers, as defined below, for certain Egenera BladeFrame(TM) computer and/or networking products.

INTENDING TO BE LEGALLY BOUND, Unisys and Egenera agree as follows:

1.    DEFINITIONS

1.1 "Documentation" shall mean any operation and instructional manuals or other written documents or materials related to the Products, or portions of these manuals, documents or materials, that are reasonably necessary to provide the Services, including any updates or modifications to these manuals, documents or materials.

1.2 "Egenera Agreements" shall mean contracts entered into by Egenera, with end users for the Services

1.3 "Egenera Customers" or "End Users" shall mean those end users of Products who from time to time contract with Egenera for maintenance services and/or other services for the Products under Egenera Agreements and to whom Egenera, per the submission of an Order, requests Unisys to provide such services, as a subcontractor to Egenera, pursuant to the terms and conditions of this Agreement and any applicable, mutually agreed upon Local Agreement.

1.4   "Effective Date" shall mean June 27, 2003.

1.5 "Field Service Locations" shall mean the "Primary Service Cities" identified in EXHIBIT A, The Service Solution Design Document ("SSDD"), from which Unisys and its Local Providers are available to perform Services. The Field Service Locations from which Egenera initially will require Unisys to perform Services in accordance with this Agreement are listed in EXHIBIT A. Local Providers are listed for information only. All Services outside the United States shall be performed under a Local Agreement that has been signed by Egenera and the Local Provider.

1.6 "Products" shall mean those Egenera hardware and software products listed on EXHIBIT A to this Agreement on which Unisys has agreed to provide Services under this Agreement. Additional Egenera products may be added to this list upon the mutual written agreement of the parties.

1.7 "Local Provider" shall mean a business entity in the Unisys Corporation international service channel that, agrees to provide services on Egenera's behalf in the Local Provider's territory under a Local Agreement or a Statement of Work, or both, that incorporates the terms of this Agreement.

1.8 "Parts" shall mean the parts consigned by Egenera to Unisys, under a bailment for the mutual benefit of Egenera and Unisys, for Services under this Agreement. Parts shall only be used by Unisys to provide Services on the Egenera Customer's Products on which Unisys is subcontracted hereunder to provide Services.

1.9 "Principal Period of Maintenance" or "PPM" means, unless otherwise designated in Exhibit A or an Order, 8:00 AM to 5:00 PM local time at the End User location where Unisys has agreed to provide Services under this Agreement or a Local Agreement, Monday through Friday, excluding the following holidays: New Years Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day in the US and locally recognized holidays in the Local Provider's territory.

1.10 "Response Times" shall mean the agreed-upon time period between the time Egenera or its designated Egenera Customer covered by this Agreement dispatches Unisys to provide Services for particular covered Product and the time when the Unisys service provider arrives at the site where the covered Product is located to start the Service. These times are based upon the location of the covered Product in relation to the designated Field Service Location. Actual Response Times are listed in EXHIBIT A hereto.

1.11 "Services" shall mean those services described in EXHIBIT A to this Agreement.

1.12 "Territory" for this Agreement with Unisys Corporation means the fifty states of the United States of America and the District of Columbia and, for a Local Agreement or a Statement of Work, or both, with a Local Provider, the country where the supply will be made.

1.13 "Unisys" means Unisys Corporation for the fifty United States and the District of Columbia or for all purposes for supply outside the fifty United States and the District of Columbia, the local entity in the Unisys international channel ("Local Provider") that signs a Local Agreement that incorporates the terms of this Agreement or accepts the order, or both, for supply in the Local Provider's territory.

2.    TERM

      This Agreement shall begin on the Effective Date and shall continue for three (3) years, unless terminated sooner according to its terms or extended in writing by mutual agreement of the parties.

3.    APPOINTMENT/SCOPE OF AGREEMENT

3.1 Appointment. Unisys agrees to serve, as a subcontractor of Egenera, as Egenera's non-exclusive provider of on-site maintenance and other services for Products of Egenera Customers , in the Territory, subject to the terms of this Agreement.

3.2 Use of Training Materials/Documentation. Unisys further agrees that Egenera warrants and represents that the training and related maintenance/support information, materials, Documentation and Parts provided by Egenera as a part thereof under this Agreement are the Confidential Information of Egenera and that it and its employees shall use such Confidential Information and any Parts, tools, and other products provided hereunder by Egenera solely for the purpose of providing Services, as an Egenera subcontractor, to Egenera Customers, pursuant to the terms and conditions of this Agreement and otherwise fulfilling its obligations under this Agreement.

4.    POINTS OF CONTACT

4.1 Program Managers. Egenera and Unisys shall each designate one of its employees who shall cooperate and coordinate with each other on all operational matters that relate to the Services (the "Program Managers"). Unless written notice is given otherwise by the designating party, the Program Managers shall be:

      Egenera:  Director of Technical Operations
                CJ Rotella
                165 Forest St.
                Marlboro, MA  01752
                Phone: 508-858-3164
                After Hours: 866-301-3117

      Unisys:   Joey Kneeland
                28 Atlantic Place
                South Portland, Maine 04106
                Phone: 207-842-3515
                Fax: 207-842-3535

4.2 Contract Administrators. Egenera and Unisys shall each designate an employee who shall be a contact on all matters that relate to the terms and conditions of this Agreement (the "Contract Administrator"). Unless written notice of a change and new contact information is given by the designating party, the Contract Administrators shall be:

      Egenera:  Director of Technical Operations
                CJ Rotella
                165 Forest St.
                Marlboro, MA  01752
                Phone: 508-858-3127

      Unisys:

                GNS, Vice President of Finance
                Unisys Corporation
                Unisys Way
                Blue Bell, PA  19424
                Phone: (215) 986-3685
                Fax: (215) 986-5010

5.    ORDERS

5.1 Egenera or any of its related entities may issue orders for Services to Unisys ("Orders"). These Orders shall explicitly reference this Agreement by the Agreement number above, or in the case of a Local Agreement shall reference the Local Agreement Number, shall include a Service Start/Stop Request, and shall be subject solely to the terms of this Agreement, the Order and any mutually agreed upon provisions in a Local Agreement between Egenera (or any of its related entities), Unisys and its Local Provider. Unisys and, if applicable, its Local Provider responsible for the jurisdiction where the supply of Services will be made may accept or decline an Order. Unisys, including its Local Provider, will not unreasonably reject any Order that complies in all material respects with the provisions of this Agreement and, the Local Agreement as applicable. Acceptance of an Order by a Local Provider shall signify the Local Provider's agreement to provide the ordered Services according to the terms and conditions of this Agreement, and the Order or, if there is a Local Agreement between the Egenera entity that issued the Order and the Local Provider, the Local Agreement and the Order. In all events, the sole contracting parties for all purposes for an Order accepted by a Local Provider shall be the Egenera entity that issued the Order, (who shall be "Egenera" for the order), and the Local Provider that accepted the Order, (who shall be "Unisys" for the Order). International locations provided in EXHIBIT A hereto are for information only. Any Services for these international locations specified in EXHIBIT A are subject to a Local Agreement between Egenera, and the Local Provider, which shall incorporate the terms and conditions hereof.

5.2 Service Start/Stop Requests. Egenera shall give the Unisys Program Manager an Order including a completed Service Start/Stop Request to enroll an Egenera Customer in an annuity Service or to stop the Service. The Service Start/Stop Request ("SSR") shall include the following information about the Egenera Customer.

      a)    Egenera Customer Name

      b)    Egenera Customer Address

      c)    Telephone Number and Egenera Customer Contact

      d)    Address at which the Product is installed

      e)    Type of Product, Model Number, and Serial Number, if applicable.

      f)    Configuration of Hardware Product (when sold)

      g)    Services Start Date or Termination Date, or both

      h) Response Time/Service Level Agreement (SLA)/PPM between Egenera and the Egenera Customer.

      To initiate per-incident Services in a specific geographic area, Egenera shall provide the Unisys Program Manager with an Order and a list of the existing Customer Base within that geographic area to which Egenera wishes Unisys to provide Services by address and product model numbers and a reasonably accurate estimated one (1) year forecast by Product model number for all Products to be installed if applicable and/or serviced in the area. Notwithstanding the above, no Services or portion thereof shall be provided by Unisys or its Local Provider on Products other than those that are covered by a specific effective Order from Egenera.

5.3 Additions to Covered Products. Whenever Egenera wants Unisys to provide Services for products which are not then covered Products, Egenera shall notify Unisys, of the Egenera Customer's required date for installation, the location, start of service coverage, and any other information necessary for the Services to be provided by Unisys. Unisys shall promptly acknowledge receipt of the Service Start Request and will notify Egenera within ten (10) business days if it accepts or declines the Order for the addition of the new product to the list of covered Products. Acceptance shall not be unreasonably withheld or delayed. Unisys will use commercially reasonable efforts to make the Services available on these new products within sixty (60) days after acceptance of the Order.

6.    SERVICES

6.1 Services to Egenera Customers. Shall be the Services described in the Services Solution Design Document ("SSDD") attached hereto as EXHIBIT A.

6.2 Additional Services. Egenera may submit Orders for services outside the scope of this Agreement. Unisys is under no obligation to provide such services and may accept or decline such Orders. If the Order is accepted by Unisys, Egenera shall pay Unisys for these services at the Unisys then current published Demand Service Rates for the applicable country or at other mutually agreed upon rates. Unisys' current Demand Service Rates shall remain fixed for the first twelve (12) months hereof. Thereafter, Unisys may increase its published Demand Service Rates in the Territory and impose such increases on Egenera by giving no less than [**] days prior notice of such increase, provided however such increases imposed upon Egenera may in no event increase by more than [**] percent ([**]%) over the prior twelve month period. Unisys' current published Demand Service Rates for the following countries are designated in EXHIBIT B-1 hereto: Sydney and Melbourne, Australia; Hong Kong; Singapore; Europe; the United States.

6.3 Cooperation with Egenera Customer Requirements. In connection with the Services, Unisys will cooperate and comply with, and will require its employees, agents, and other service personnel to cooperate and comply with, all commercially reasonable requirements of Egenera Customers relating to on-site visits by service personnel, if these requirements were described in the relevant Order for the Egenera Customer. At the time Egenera places an Order with Unisys, Egenera will notify Unisys about any Egenera Customer which seeks to impose unusual requirements on service personnel, such as security clearance, background checks, fingerprinting, or drug testing, and Egenera acknowledges Unisys will only be obligated to comply with those unusual requirements expressly accepted by Unisys under the relevant Order. In addition, in the case of any Egenera Customer for which Unisys also provides other services directly, Unisys will comply with the same or substantially similar security and related special requirements of the customer in performing Service at the Egenera Customer as it complies with in providing other services to the customer directly.

7.    COMPANY TRAINING, TRAINING EQUIPMENT, DOCUMENTATION AND SUPPORT

7.1 Training. At no charge to Unisys and its Local Providers, and at Unisys option, Egenera will provide Unisys with the training described in EXHIBIT A-7 to this Agreement for all of the Products listed in EXHIBIT A and any updates to Products. If Egenera and Unisys decide to include additional Egenera products by amending EXHIBIT A, Egenera agrees to provide, at no charge to Unisys, the amount and type of training and Documentation as is reasonably necessary to allow Unisys to perform the Services for the new Products under this Agreement. The training will be consistent with the type of training described herein. The details of this training will be mutually determined by the parties and included in EXHIBIT A-7. Unisys shall ensure that its personnel are adequately trained and skilled to provide the Services. All training and related Documentation shall be in the English language. Egenera shall determine the location, manner and content of all training. Unisys shall be responsible for the travel, lodging and living expenses of its employees attending such training provided the training is conducted in the country where the Services will be performed.

7.2 Training Equipment. Egenera agrees to provide at no charge all Egenera equipment and products it reasonably deems necessary to provide Training. Except as otherwise provided in this Section 7.3, Egenera will provide the parts required for the maintenance of such equipment and products in accordance with Section 9 of this Agreement at Egenera's sole cost and expense.

7.3 Documentation. Egenera shall provide adequate copies of all Documentation to Unisys. Unisys shall have the right to use, distribute, and make copies of Documentation sufficient for the sole purpose of providing Services under this Agreement and in connection with the training described in
      Section 7 and EXHIBIT A-7. Unisys shall reproduce in all copies of such Documentation any copyright and trademark notices that appear in the original. Such Documentation is hereby deemed the Confidential Information of Egenera and shall be treated as such by Unisys, its employees and its Local Providers in accordance with the terms and conditions of the Confidentiality provisions set forth in Section 13.

7.4 Technical Support by Egenera. Egenera will use its commercially reasonable efforts to provide third level technical support in accordance with the third level terms and conditions specified in EXHIBIT A by telephone for all persons who are providing Services. This technical support will be available twenty-four (24) hours a day, seven (7) days a week, by calling the applicable phone numbers in EXHIBIT G or the Local Agreement. Egenera shall make every reasonable effort to respond to these calls within [**] of receipt of the call, but in any event, no longer than [**] after receipt of the call.

7.5 Special Tools. Egenera represents that it shall provide Unisys with any special tools or test equipment required to perform the Services under this Agreement. Unisys Service engineers will be able to perform the Services herein using standard tools. Unisys shall have no obligation to perform the Services at a location if the parties agree that special tools are required and such special tools are not provided by Egenera promptly in advance of the Service.

8.    RESPONSE TIMES AND PROCEDURE

8.1 Call Response Procedure. Unisys and Egenera will work together to provide Services to Egenera Maintenance Customers according to the response procedure set forth in EXHIBIT A to this Agreement (the "Call Response Procedure"). Unisys shall provide Services related Level 1 and Level 2 support to the designated Egenera Customers and Egenera shall provide Unisys with Service related Level 3 support to Unisys in accordance with the Level 3 provisions set forth in EXHIBIT A.

8.2 Response Time Objective. Unisys shall make commercially reasonable efforts to provide the applicable Services to the designated Egenera Customer's specified Products within the applicable SLA and Response Times set forth in EXHIBIT A-1, A-2, A-3, and A-4 under the headings "Standard Warranty", "Installation", "Enterprise", and "Enterprise NBH", or as modified in the applicable Local Agreement. This Response Time Objective excludes any country that performs fewer than ten (10) service calls during the quarter.

8.3 Escalation Procedure. The Egenera Program Manager may notify the Unisys Program Manager in writing based on a claim that Unisys has failed to meet the Response Time Objective, and stating the basis for the claim. The Unisys Program Manager shall contact the Field Service Location which has allegedly failed to meet the Response Time Objective to investigate the claim, and within five (5) business days of Egenera's original contact with the Unisys Program Manager, Unisys shall explain the reported failure or propose and proceed to implement a solution to the problem that caused the failure.

9.    CONSIGNED PARTS LOGISTICS SERVICES.

9.1 Unisys Parts Distribution and Logistics Support. Unisys shall manage Egenera's parts and provide parts distribution and logistics support as further defined in EXHIBIT A. Unisys will use its then-current logistics network structure and established processes and procedures in geographic locations where Unisys or its Local Providers agree to provide logistics services. Unisys will receive, dispatch, and return Parts for support of Egenera maintenance Customers using Unisys standard system applications.

9.2   Distribution Network Support Structure and Services.

      9.2.1 Order Fulfillment: According to Unisys then-current logistics sourcing procedures, Unisys shall use its distribution network to deliver Parts to the required location. If no inventory is available in the Unisys network, Unisys will refer the order to Egenera for fulfillment.

      9.2.2 Title To Parts: Title to Parts shall remain solely with Egenera

9.3   Distribution Support Systems and Report(s).

      9.3.1 Report(s): Unisys will create a system-generated report in its then-current format which it will make available to Egenera on the Worldwide Web via a Unisys "Support Online" USER ID. Such reports shall be updated daily unless otherwise agreed in writing. and shall contain the information specified in EXHIBIT A.

10.   ENGINEERING CHANGES

10.1 Egenera may request Unisys to install engineering changes, feature changes, or safety changes recommended by the Egenera or manufacturer as applicable, by submitting a written request to the Unisys Program Manager. Egenera shall pay Unisys for this service at the Unisys then current Demand Service Rates or other rates as may be mutually agreed to by Unisys and the Egenera in writing. Egenera will supply to the End User location, at no cost to Unisys, all assemblies, parts, components or other materials, including instruction packages necessary for such changes.

11.   SERVICE REPORTING

11.1 In accordance with its standard retention policy, Unisys shall maintain current records of (i) Egenera Customers, (ii) Service calls in process, and (iii) records of Service activity under this Agreement, on an archive basis, using its standard web based systems. Unisys will provide Egenera with web access to this information.

12.   FEES, PAYMENTS AND PAYMENT TERMS

12.1 Unisys shall invoice Company in the then current currency customarily used by Unisys in the country of supply, which may include local currency or another country's currency, such as the U.S. dollar. If the currency for the invoice is different than the currency in which the service was initially priced under the Agreement, Unisys will use the applicable exchange rate in effect at the time that the service is invoiced. All fees shall be due and payable by Company net thirty (30) days from the date of the Unisys invoice. COMMENCING FORTY-FIVE (45) DAYS AFTER THE INVOICE DATE, Unisys may impose a late payment charge equal to the lesser of:
      1-1/2% per month, or the maximum rate allowed by law IF ALL OR PART OF THE INVOICE HAS NOT BEEN PAID.

12.2  Recurring Services.

      Unisys will bill Egenera quarterly, semi-annually or annually as specified in the accepted Order for the specific engagement. Travel time is included in the recurring quarterly, semi-annual and annual Service rates within the distances from the Primary Services Cities as indicated in EXHIBIT A-13. For the recurring Services for the Level 1 and 2 supports Unisys provides hereunder in accordance with the pricing attached hereto in EXHIBIT B.

12.3  Non-Recurring Services.

      Unisys will bill Egenera monthly in arrears for the non-recurring Services as set forth in EXHIBIT B.

12.4  Out of Scope Charges.

      Unisys will Invoice Egenera for any additional charges when incurred. Additional charges may apply to: (1) services requests by Egenera, whether recurring or non-recurring services, for services outside contracted hours or beyond normal coverage as specified above in Section 12.2 and 12.3. Unisys will notify Egenera if it accepts or declines the request for additional services and if additional charges apply and obtain Egenera's written acceptance of such charges before Unisys performs the requested service, provided, however, if Unisys is unable to make contact with Egenera's applicable Service Manager to obtain his acceptance after one attempt, Unisys shall perform, as needed, up to four (4) hours of additional service and upon completion, shall promptly notify Egenera of the additional charges and the reasons therefore. Charges for the additional services shall be at the agreed upon rate or if not agreed, at Unisys then current Demand Services Rates. Time charges will include any additional travel time to and from the Egenera Customer site necessitated by the out of scope Services rendered plus actual time spent at the Egenera Customer site and all related reasonable travel expenses, unless otherwise agreed to in the writing by the parties.

12.5  Adjustments To Charges.

      Charges depend upon the written information furnished prior to the commencement of this Agreement by Egenera to Unisys and any reasonable assumptions included in this Agreement and related Exhibits, including, without limitation the EXHIBITS A-F, that Unisys makes based on such information. Egenera represents to Unisys that, to the best of its ability, this information, particularly as it relates to configurations, and call volumes, is, in all material respects, is substantially accurate, complete, and contains no material omissions. If such information provided by Egenera is materially and substantially inaccurate, incomplete or omitted you agree that Unisys may, request a change to such charges. If the parties are unable to agree on an adjustment to such charges within thirty day after such request, then Unisys may terminate this Agreement upon thirty days notice without liability to Egenera and Egenera shall pay for all work performed up to the effective date of such termination. Egenera may request reductions in future recurring maintenance charges for the additional systems in cities where there are four (4) or more Egenera Bladeframe systems being supported by Unisys under this Agreement.

12.6  Consolidation of invoices.

      12.6.1 As an optional service, upon mutual agreement of Company's US entity and Unisys Corporation, and in accordance with Unisys then current charges for such service, Unisys Corporation will collect invoices prepared by Local Providers ("Local Invoices") according to the agreed upon invoicing schedule. Using the Exchange Rate, Unisys Corporation will: (i) convert the charges in the Local Invoices into US currency; (ii) summarize these converted charges into a consolidated invoice summary; and; (iii) submit the consolidated invoice summary to the Company's US entity, along with copies of the Local Invoices. The Company US entity will pay Unisys Corporation according to the consolidated invoice summary and, upon receipt of the payment(s), Unisys Corporation will disperse the payment(s) to the Local Provider(s) according to the consolidated invoice summary. The charges in the consolidated invoice summary, including fixed periodic charges, may change from billing period to billing period based upon changes in the applicable Exchange Rate.

      12.6.2 The "Base Currency Exchange Rate" for any currency used to price Products or Services, or both, under this Agreement is the applicable Exchange Rate initially as of the Effective Date of this Agreement. During the term of this Agreement, if a Base Currency Exchange Rate changes by more than 5% (plus or minus) either Company or Unisys may request and receive an adjustment in the affected prices. Prices will be adjusted by applying the Exchange Rate reasonably established by Unisys Treasury, effective on the date of the receipt of the request for an adjustment, to all charges beginning the next calendar month. The Exchange Rate used for this pricing adjustment shall then become the Base Currency Exchange Rate for future price adjustments until superseded by another rate according to this provision.

12.7 Taxes. The charges for Services do not include any national, federal, state, county, or local, sales, use, value added, stamp, or other similar taxes, or customs, duties or landing fees, whether characterized as a fee, duty, levy, tax or some other description, whether United States or foreign, however designated, whether levied on Egenera or Unisys based on price, charges, items, services, use, or this Agreement. Egenera will pay any of these items Unisys becomes obligated to pay by virtue of this Agreement, exclusive of franchise taxes and taxes based on the gross or net income of Unisys.

12.8 Minimum Annual Charges. During the first [**] months of the Agreement, Egenera agrees to a [**] ($[**]) US dollar minimum service revenue commitment to Unisys. If the actual charges paid by Egenera to Unisys (including its Local Providers) during that period are less than the minimum revenue commitment for that period, Unisys shall invoice Egenera for the difference between the minimum service revenue commitment and the service revenue actually paid by Egenera to Unisys under this Agreement during such initial [**] month period ("Revenue Commitment Balance"). Egenera agrees to pay the invoice amount for the Revenue Commitment Balance to Unisys within thirty (30) days of the invoice date. The paid Revenue Commitment Balance will be applied as credit for new services, for the remaining term of this Agreement.

12.9 Access to Facilities/Records/Audits. During the term of this Agreement and for one (1) year after this term, Unisys shall maintain complete, accurate, legible and readily accessible inventory and other records relating to the Services for Covered products and inventory of Parts according to Unisys customary procedures. For this period, Egenera shall have the right, at its own expense and under conditions of time and place (including reasonable advance notice to Unisys and approval from Unisys, which shall not be unreasonably withheld or delayed) and compliance with Unisys safety, security, and confidentiality procedures, to (i) retain an independent auditor acceptable to Unisys to audit copies of Unisys records and documentation at a Unisys facility as may be reasonably necessary to determine the accuracy of the charges to Egenera. If, as a result of any audit, Unisys has mischarged Egenera, Egenera shall notify Provider of the amount of the mischarge and, if an overcharge, Unisys shall promptly pay Egenera the amount of the overcharge and, if an undercharge, Egenera shall promptly pay to Unisys the amount of the undercharge; and, (ii) examine any Unisys location at which Parts are kept or from which Services are dispatched to Egenera Maintenance Customers, to verify Unisys compliance with the terms of this Agreement concerning the storage and dispatch of the Parts Egenera shall use such information only to verify and enforce Unisys compliance with the terms of this Agreement, to comply with any governmental reporting requirement or for such other purposes as required by law. If an overcharge is in excess of ten percent, Unisys shall reimburse Egenera its cost of conducting the audit.

13.   CONFIDENTIAL INFORMATION

13.1  Confidentiality.

      Each party agrees that all written information communicated to it by the other and marked as "confidential" or "proprietary" or in a manner that gives notice of its proprietary nature (collectively referred to as "Confidential Information") shall be used only for the purposes of this Agreement, and that no Confidential Information of the other party shall be disclosed to third parties by the recipient, its employees, and other agents without the prior written consent of the other party. Each party agrees to use the same measures it uses for its own information of a similar nature, but in no event less than reasonable precautions to prevent the disclosure to third parties of Confidential Information of the other party, including the precautions described in this Agreement. A party shall have no obligations for information that is (i) already known by or available to the party or a related entity at the time of disclosure; (ii) independently generated by the party or a related entity and not derived from the Confidential Information of the other party,
      (iii) generally known or available publicly, or which may later become generally known or available publicly, except where such knowledge or availability is the result of an unauthorized disclosure by the party,
      (iv) disclosed by a third party to the recipient or a related entity without notice that the disclosure is unlawful, (v) made available by the other party to a third party without similar restrictions; or (vi) required to be disclosed by the party or a related entity according to applicable law, regulation, court order, or other legal process provided the recipient first gives the other party written notice of the intended disclosure so the other party may seek protection of the information by any lawful means. Any obligation of confidentiality shall cease four (4) years after the return of such Confidential Information to the disclosing party by the receiving party or four (4) years after the termination of this Agreement, whichever is later, except for software and related Documentation of the other party, which shall remain subject to the obligations in this Section until one of the events specified above in of Sections (i) - (vi) occurs. If Confidential Information is disclosed in other than tangible form, the disclosing party will provide a written description of that Confidential Information to the recipient within twenty (20) days of its disclosure. Failure to identify and mark information will not prevent information from being Confidential Information if a reasonably prudent business person in the place of the receiving party knew or should have known that the information was confidential. Confidential Information of Egenera Customers shall be treated in accordance with the terms and conditions of this Section.

13.2  Unisys and Egenera Intellectual Property.

      Any ideas, concepts, know-how, data processing techniques, Software, Parts documentation, diagrams, schematics or blueprints developed solely by Unisys or Egenera personnel and derivative works thereof in connection with Services will be the exclusive property of the party that developed it. Any such intellectual property that is developed jointly shall be owned by each party without any obligation to account to the other party. The owner of all pre-existing intellectual property shall remain the exclusive owner of such property. All such property shall be treated as Confidential Information hereunder and, except as otherwise permitted herein, shall not be copied, and in the case of Software, shall not be disassembled, reverse engineered, decompiled or shall any attempts be made to obtain the source code thereof, by the other party.

13.3  Unisys Support Materials/Logistics Planning Systems.

      Egenera acknowledges that Unisys support materials, including diagnostic software and tools, logistics planning systems and pricing are Confidential Information of Unisys under Section 13.1 and only Unisys service personnel may use these materials. Unisys may remove support materials from Egenera's Premises at any time. This provision applies although Unisys price lists, catalogs, invoices, or contracts may list these materials.

13.4  Egenera Customer Confidential Information.

      Unisys acknowledges that its service personnel may have access to or receive information that is confidential to Egenera Customers while providing Services at sites where Covered Product is located. Unisys will use reasonable means, not less than those means used to protect its customers' information under Unisys standard service delivery, to protect information that is marked as, or known to be confidential to Egenera Customers.

13.5  Information to Employees Agents, Subcontractors, and Other Third Parties.

      Egenera and Unisys will inform their respective employees of the obligations under this Section, shall disclose the Confidential Information of the other only to those employees, agents, subcontractors, Local Providers and contractors who have a need to know such Confidential Information for the purposes of the Services and, provided such employees, agents, Local Providers, subcontractors and contractors are bound by a written Nondisclosure agreement containing provisions substantially equivalent to those in Section 13 hereof, and require them to meet these obligations, including taking appropriate legal action if necessary.

13.6  Survival.

      This Section will survive termination or cancellation of this Agreement.

14.   PUBLIC DISCLOSURE

      The terms and conditions of this Agreement shall be treated as confidential and shall not be revealed by either party outside their respective organizations without first obtaining the written consent of the other party except that either party may disclose (a) the existence of this Agreement and the nature of the Services and (b) any information related to this Agreement as may be required by law or to preserve or pursue any legal or contractual right. If a disclosure of the terms and conditions is required to comply with law, the disclosing party will timely notify the other party in writing before the disclosure so the other party may seek to obtain a protective order from the government or court for such information.

15.   ADVERTISING AND USE OF TRADEMARK

15.1 Provided that pricing, terms and conditions are not disclosed, Egenera and Unisys may each (i) communicate to third parties that Unisys is an authorized service provider subcontractor for Egenera and (ii) describe to third parties the Services. However, neither party shall communicate such information to the general public by means such as public broadcast, printed brochures, media advertisements, and other such communications without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed.

15.2 Neither party may use the other party's trademarks, trade names, service marks or logos without the express prior written consent of that party and, except as provided in this Agreement or as reasonably necessary for Unisys to provide the Services, nothing contained in this Agreement is intended to, or shall be construed to grant to either party any license or right regarding the other party's trademarks, trade names, service marks, or logos.

16.   INSURANCE

      Egenera and Unisys will maintain comprehensive general liability insurance in a reasonable amount for the conduct of their respective business under this Agreement.

17.   WARRANTY

17.1 Unisys Warranty. Unisys warrants that it will provide the designated Egenera Customers with the Services and Level 1 and Level 2 support in accordance with the terms hereof with reasonably skilled and appropriately trained personnel and in a workmanlike manner. Unisys is not responsible for any failures caused by (1) misuse, accident, unsuitable environment or unauthorized modification of a Product for which Unisys is not responsible, or (2) operation outside of manufacturer's specifications. Unisys does not warrant uninterrupted or error-free operation.

17.2 Egenera Warranty. Egenera warrants its Products shall comply with all applicable regulatory and safety standards. In all material respects. Egenera warrants its Documentation shall be accurate in all material respects, and that Egenera shall provide Level 3 support in accordance with the terms hereof with reasonably skilled and appropriately trained personnel and in a workmanlike manner. Egenera is not responsible for any failures soley caused by (1) Unisys misuse, accident, unsuitable environment or unauthorized modification of a Product, or (2) operation outside of manufacturer's specifications. Egenera does not warrant uninterrupted or error-free operation of its Products or services.

17.3 EXCEPT FOR THE WARRANTIES IN THIS AGREEMENT, UNISYS AND EGENERA DISCLAIM ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

18.   LIMITATIONS ON LIABILITY

18.1  Damages.

      UNLESS FURTHER LIMITED ELSEWHERE IN THIS AGREEMENT, NEITHER PARTY, ITS SUPPLIERS OR ITS SUBCONTRACTORS, SHALL BE LIABLE TO THE OTHER PARTY FOR DAMAGES IN ANY ACTION OR CLAIM, WHETHER THE DAMAGES ARE DIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL IN NATURE OR WHETHER SUCH CLAIM ARISES IN CONTRACT, TORT OR OTHERWISE, IN EXCESS OF $500,000 US FOR ALL CLAIMS IN THE AGGREGATE UNDER THIS AGREEMENT. THE LIMITATION IN THE PREVIOUS SENTENCE SHALL NOT APPLY TO CLAIMS FOR ANY BREACH BY EGENERA OF ITS PAYMENT OBLIGATIONS UNDER SECTION 12, OR ITS OBLIGATIONS UNDER SECTION
      19.1 PATENT AND COPYRIGHT INFRINGEMENT OR BREACH BY EITHER PARTY OF THEIR OBLIGATIONS UNDER SECTION 13, CONFIDENTIAL INFORMATION OR SECTION 19.2, PERSONAL INJURY AND

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

      PROPERTY DAMAGE INDEMNIFICATION. IN NO EVENT SHALL EITHER PARTY HAVE ANY LIABILITY FOR PUNITIVE DAMAGES OR LOSS OF OR DAMAGE TO DATA FROM ANY CAUSE.

18.2  Exclusions.

      EXCEPT FOR A BREACH OF IT OBLIGATIONS OF CONFIDENTIALITY, INDEMNIFICATION OBLIGATIONS, AND AMOUNTS PAYABLE BY EGENERA UNDER THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY, UNISYS, ITS SUPPLIERS, OR ITS SUBCONTRACTORS BE LIABLE TO THE OTHER FOR (a) ANY SPECIAL, INCIDENTAL, INDIRECT, EXEMPLARY, CONSEQUENTIAL, OR PUNITIVE DAMAGES INCLUDING, WITHOUT LIMITATION, ANY DAMAGES RESULTING FROM LOSS OF USE, LOSS OF PROFITS, LOSS OF SAVINGS, OR LOSS OF BUSINESS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE PERFORMANCE OR NONPERFORMANCE OF THE SERVICES, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; (b) ANY LOSS OR CLAIM RELATED TO COMPANY'S USE OF CONCLUSIONS OR RECOMMENDATIONS IN REPORTS GIVEN TO COMPANY OR; (c) LOSS OF, OR DAMAGE TO DATA FROM ANY CAUSE. (N.B. UNISYS DELETED 18.2 B AS IT IS ALREADY AGREED ABOVE THAT WE ARE EXCLUDING ALL LIABILITY FOR CONSEQUENTIAL DAMAGES)

19.   INDEMNIFICATION

19.1  PATENT AND COPYRIGHT INDEMNIFICATION.

      Egenera, at its own expense, will defend and indemnify Unisys against claims that Egenera's Products or any items furnished under this Agreement to Unisys by or for Egenera (Egenera Materials) or the servicing or installation of a Egenera Product according to Egenera's instructions infringe or misappropriate a patent, copyright, or violate any other intellectual property right protected under law in the Territory provided Unisys (a) gives Egenera prompt written notice of the claim(s) and suspected claims, (b) permits Egenera to defend or settle the claim(s), and (c) provides all reasonable assistance to Egenera in defending or settling the claim(s).

      As to any claims covered above, Egenera may (a) obtain the right of continued use of the Egenera Materials for Unisys or (b) replace or modify the Egenera Materials to avoid the claim(s). If neither alternative is available to Egenera on commercially reasonable terms, then, upon notice from Egenera, Unisys will stop using these Egenera Materials. If, in Unisys discretion, these Egenera Materials are reasonably required for the Service, Unisys will be excused from its related duties under this Agreement and Unisys may terminate the affected Services.

      Egenera will not defend or indemnify Unisys if any claim of infringement or misappropriation results solely from Unisys unauthorized design or alteration of Egenera Materials.

      THESE SHALL BE EGENERA'S SOLE OBLIGATIONS AND LIABILITY FOR INFRINGEMENT INDEMNIFICATION.

19.2  PERSONAL INJURY AND PROPERTY DAMAGE INDEMNIFICATION.

      Each party shall defend, indemnify and hold the other party harmless against claims for personal injury or tangible property damage to the extent proximately caused by the negligence or willful misconduct of the indemnifying party provided the indemnified party gives the indemnifying party prompt written notice of such claim and control over the defense and/or settlement of such claim.

20.   TERMINATION AND CANCELLATION

20.1 Cancellation of Services to a Egenera Customer for Default. A party may cancel the Services for a Egenera Customer under an Order if the other party has materially breached any provision of this Agreement related to this Service and has failed to cure the breach within thirty (30) days after receipt of written notice describing the breach.

20.2 Cancellation of Agreement for Default. At its option and upon notice to the other party, a party may cancel this Agreement in its entirety if the other party has substantially breached this Agreement and has failed to cure the breach within sixty (60) days after receipt of written notice describing the breach.

20.3 Notwithstanding Sections 20.1 and 20.2 herein and without prejudice to any other of its remedies, Unisys may suspend Service and cancel this Agreement or any Order placed under it, for default, if, after receiving written notice of default, Egenera fails to pay any overdue payment (legitimately disputed amounts excepted) within ten (10) days after receipt of said default notice.

20.4 Return of Training Equipment/Parts. Unisys shall return all Training Equipment and Parts in Unisys possession and control, no longer than thirty days (30) days after the expiration or termination of this Agreement. Egenera shall pay all costs including transportation and reasonable administrative costs in connection with the return of the Equipment and Parts.

20.5 Return of Documentation. Each party shall ship to the other party, or if requested, destroy all copies of the other's Confidential Information in its possession and notify the other party in writing that it has done so, within thirty (30) days after any expiration or termination of this Agreement. This Section shall apply to Confidential Information in all forms, partial or complete, in all types of media including computer media (to the extent it is possible to do so as a practical matter), and whether modified or merged into other materials.

20.6 Termination for Failure to Adjust Prices. Upon written notice to the other party, a party may terminate this Agreement if Company and Unisys do not mutually agree upon a revised fee schedule according to Section 12.5 of this Agreement.

20.7 Termination for Continued Excusable Delays. Upon written notice to the other party, a party may terminate this Agreement if an excusable delay condition hinders or prevents the performance of Services for a period of at least sixty (60) consecutive days.

21.   DISPUTE RESOLUTION

21.1 Disputes and Demands. Any claim or controversy related to or arising out of this Agreement whether in contract or in tort ("Dispute"), will be resolved on a confidential basis according to the following process, which either party may start by delivering to the other party a written notice describing the Dispute and the amount involved ("Demand").

21.2 Negotiation and Mediation. After receipt of a Demand, authorized representatives at a Vice President level of the parties will meet at a mutually agreed upon time and place to try to resolve the Dispute by negotiation. If the Dispute remains unresolved after this meeting, either party may start mandatory non-binding mediation under the Commercial Mediation Rules of the American Arbitration Association (AAA).

21.3 Arbitration. If the Dispute remains unresolved 45 days after the receipt of the Demand, the parties agree that the Dispute shall be resolved through binding arbitration under the Commercial Arbitration Rules of the AAA. The arbitration will be held within the United States in the State of the principal place of business of the Defendant before one arbitrator; however, before the selection of the arbitrator, a party (whose identity will not be revealed to the arbitrators) may require, at its sole additional expense, a three arbitrator panel. At least one arbitrator will be an attorney. No statements by, or communications between, the parties during negotiation or mediation, or both, under Section 21.2, above, will be admissible for any purpose in arbitration. The arbitrator(s) will have no authority to award punitive damages or any other monetary relief not measured by the prevailing party's actual damages (adjustments for time value of money permitted), and will not make any decision inconsistent with the terms and conditions of this Agreement. Each party shall bear its internal expenses and its attorney's fees and expenses.

21.4 Court. Nothing in this Section 21, will preclude a party's recourse to a court of competent jurisdiction to (a) enforce the terms of, or an arbitration award under, this Section; (b) seek temporary equitable relief necessary to protect its interests; or (c) recover specific property, including an action in replevin.

21.5 Time Limit. Neither arbitration under this Section nor any legal action, regardless of its form, related to or arising out of this Agreement may be brought more than 2 years after the cause of action first accrued, except if a Demand is made within 45 days before the end of this 2 year period, the parties shall have 60 additional days from the Demand to start arbitration under this Agreement.

22.   OTHER PROVISIONS

22.1 Survival. Any provisions of this Agreement which by their nature or explicit terms extend beyond the termination, expiration, or cancellation of this Agreement will remain in effect until fulfilled, and will apply to the successors and assigns of Egenera and Unisys.

22.2 Compliance with Laws. Both parties shall comply with all relevant local, state, federal and other applicable laws, including without limitation, the export control laws of the United States.

22.3 Modification/Waiver Remedies Cumulative. The terms and conditions of this Agreement may be modified only by a writing signed by an officer of Egenera and a Unisys Vice President, General Manager, or Contracts Manager. The failure or delay of either Egenera or Unisys at any time or times to require performance of any provision shall in no manner affect its right at a later time to enforce the provision. Except as expressly provided in this Agreement, no remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available at law, in equity or otherwise.

22.4 Assignment. Neither party shall assign any of its rights or obligations under this Agreement (other than the right to receive payments), without the prior written consent of the other party, except each party may assign its rights or delegate its duties to a parent or subsidiary, or pursuant to an internal reorganization, or any person or entity which shall acquire or succeed to all or substantially all of the assets or stock of a party provided further that any permitted assignment will not relieve the original party from its obligations under this Agreement. Unisys may subcontract any Services described in this Agreement provided Unisys remains responsible for the performance of the Services. Egenera acknowledges that Unisys may freely assign, in whole or in part, any order for supply in countries or territories where Unisys conducts business principally through distributors.

22.5 Third Party Beneficiary. This Agreement is not intended to benefit any party except Egenera and Unisys. It is the parties' express intent that this Agreement is not a third party beneficiary contract.

22.6 Non-Exclusive Agreement. Subject to Section 13, Confidential Information and other applicable terms and conditions of this Agreement, neither party shall be prohibited from providing, to any other person or entity, hardware maintenance services that are like or similar to the Services or from entering into similar agreements with other Service Providers.

22.7 Relationship of the Parties. The relationship between Egenera and Unisys shall be that of independent contractors. Nothing contained in this Agreement shall be construed to create a partnership, joint venture or agency relationship, and, notwithstanding anything else in this Agreement, neither party shall have the right to incur any obligation or liability on behalf of the other party.

22.8 Severability. Each provision of this Agreement is severable. If any provision is declared invalid the rest of this Agreement will remain in full force and effect.

22.9 Employees. In no event will each party's employees or agents be considered employees or agents of the other. Each party assumes full responsibility for the actions of its personnel under this Agreement and shall be solely responsible for their supervision, daily direction and control, wage rates, withholding income taxes, disability benefits, or the manner and means through which the work under this Agreement will be accomplished.

22.10 Non-solicitation of Employees. During the term of this Agreement and for a period of one (1) year after the term, Unisys Global Infrastructure Services business unit or successor business unit and Egenera agree that they will not directly or indirectly solicit the employee(s) or former employees of the other party that were involved in the work under this Agreement, or otherwise induce any such employee to leave the other party's employment or cease providing services to the other party, as the case may be, without the prior written consent of the other party. The restrictions in this paragraph 23.10 shall not apply to any employee that responds to a generally advertised position.

22.11 Applicable Law. As between Unisys Corporation and Egenera, the formation, interpretation, and performance of this Agreement and any Service Start Request ("SSR") between Unisys Corporation and Egenera will be governed by the local law of the Commonwealth of Pennsylvania, USA. The formation, interpretation, and performance of a Local Agreement or any SSR, shall be determined as provided in the relevant Local Agreement or SSR. If the relevant Local Agreement or SSR makes no provision of the choice of law, unless otherwise agreed, the local law of the country where the supply of services will be made shall apply. No action may be brought under this Agreement more than two years after the cause of action first accrued.

22.12 Notices. Any notices or notifications required or permitted under this Agreement shall be in writing and shall be sufficiently given if (i) personally delivered, (ii) sent by courier or other express mail service, proper postage prepaid, or (iii) sent by registered or certified mail, return receipt requested, proper postage prepaid. Any such notice or notification shall be addressed to the party entitled or required to receive such notice or notification at the addresses specified above or at such other address as either party may specify from time to time by written notice in accordance herewith. Any notices or notifications given under this provision shall be deemed to have been received as of the date of actual receipt, or, if mailed or sent by courier, as of the earlier of actual receipt or three (3) days after depositing in the mail or with the courier service.

22.13 Excusable Delays. Neither party will be liable for failure to fulfill its obligations when due to causes beyond its reasonable control.

22.14 Captions. Captions used in this Agreement are solely for the convenience of the parties and are not a part of this Agreement.

22.15 Order of Precedence. In case of a conflict between the terms and conditions of the Master Service Agreement and Exhibit A, the Service Solution Design Document, the provisions of the Master Services Agreement shall take precedence, and in the case of the service description in Exhibits A-1 through A-5 of the Service Solution Design Document, such service descriptions shall take precedence over the Master Service Agreement.

22.16 Change in Service City. Unisys shall make every reasonable effort, pursuant to the notice provisions of Section 22.12, to give Egenera at least sixty (60) days advance written notice of any change to a Unisys Service City and/or operating hours of (including any discontinuance of) any Field Service Location. In no event shall such change be effective until thirty days after prior written notice is received by Egenera. If Unisys changes or discontinues the Field Service Location and/or the operating hours thereof during the term of the Agreement, Unisys shall continue Service (despite the change of the Field Service Location and/or operating hours thereof) according to the Agreement including the Response Time Objective in effect for any Egenera Customer enrolled under the Agreement as of the date of the change for so long as the Egenera Customer continues to have enrolled hardware at the same location during the then-current term of enrollment.

22.17 Entire Agreement. This Agreement, documents expressly incorporated by reference in this Agreement, including, without limitation, all Exhibits attached to it, and any Order, is the entire agreement and understanding between the parties with respect to the subject matter and supersedes all prior oral and written agreements and understandings relating to the subject matter.

22.18 All Exhibits, including without limitation, Exhibits A-F are incorporated herein and subject to the terms and conditions of the Master Service Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first above written.

AGREED AND ACCEPTED

UNISYS CORPORATION                          EGENERA, INC.

By: /s/ Everett A. Dyer                     By: /s/ Al Lanzetta
   ________________________                    _______________________________

Name: Everett A. Dyer                       Name: Al Lanzetta
      _____________________                      _____________________________

Title: VP & GM GIS North America            Title: Vice President
                                                   Egenera Enterprise Services
      _____________________                      _____________________________

Date:  6/27/03              Date:  June 24, 2003
       __________________          _____________________

EXHIBITS

      Exhibit A:  Service Solution Design Document
      Exhibit B.  Pricing
      Exhibit C.  Basis of Price
      Exhibit D: Sample Local Agreement
      Exhibit E: Unisys Supplier Guide
      Exhibit F:  Sample Parts Reconciliation Letter of Agreement

                   EXHIBIT A: SERVICE SOLUTION DESIGN DOCUMENT

                   EXHIBIT A: SERVICE SOLUTION DESIGN DOCUMENT

The purpose of this Exhibit A is to establish the additional terms and conditions under which Egenera agrees to provide Unisys with replacement spare parts, training, Level 2 software support and Level 3 technical support (collectively, "Egenera Maintenance Offerings") and Unisys agrees to use such Maintenance Offerings to provide, as a subcontractor to Egenera, Level 1 hardware and software support and Level 2 hardware technical support and installation services to designated Egenera maintenance Customers who are under contract with Egenera to receive the Services defined in this Service Solution Design Document. (Such Level 1 and Level 2 Hardware Support are sometimes hereinafter referred to as Unisys' "Maintenance Services".) Egenera hereby authorizes Unisys, in accordance with the terms of the Master Services Agreement and this Exhibit, to use Egenera's Maintenance Offerings to maintain such Customers' Products specified in writing by Egenera (hereinafter "Customers"). Any other use of the Egenera Maintenance Offerings is prohibited.

1.    DEFINITIONS

"EGENERA HARDWARE" means the standard Egenera-labeled hardware offered for sale by Egenera.

"EGENERA SOFTWARE" means the standard Egenera labeled software, in object code form, including firmware and software embedded in the Egenera Hardware, and certain related documentation (including CD-ROM duplicates), that Egenera licenses to operate in combination with the Egenera Hardware.

"EGENERA PRODUCTS" means Egenera Hardware and Egenera Software.

"ENTERPRISE SERVICE" means the service described in EXHIBIT A-1 hereto, which Unisys agrees to provide on the specified Products of a designated Customer.

"ENTERPRISE PPM SERVICE" means the service described in EXHIBIT A-2 hereto, which Unisys agrees to provide on the specified Products of a designated Customer.

"FRU" means "Field Replaceable Unit". It is an Egenera Hardware component designed for replacement by Unisys. It requires technical expertise to replace. This may include training, detailed work instructions and diagnostic and mechanical tools "INSTALLATION SERVICES" means "Basic Set-Up" (setting up and powering up the Egenera Hardware, and booting up the operating system of the Egenera Hardware) as more fully described in EXHIBIT A-5 hereto, which Unisys agrees to provide on the specified Products of a designated Customer.

"OPEN SOURCE MATERIALS" is a Third Party Software that is supplied under open-source software license agreements, such as the GNU Public License, including any modifications to such software made by Egenera.

"PRODUCTS" means Egenera Hardware, Egenera Software and, unless differentiated, Third Party Software set forth in EXHIBIT A-11, which may be amended upon the written agreement of the parties from time to time.

"MOI" means Manufactured Own Inventory described in EXHIBIT A-5.

"SOFTWARE PRODUCT" means Egenera Software and, unless differentiated, Third Party Software (Linux Open Source Software).

"STANDARD WARRANTY SERVICE" means the service described in EXHIBIT A-3 hereto, which Unisys agrees to provide on Products on the specified Products of a designated Customer that are still covered by Egenera's standard warranty.

"SEVERITY LEVEL 1" means a service event where there has been a total Egenera system failure (e.g. system crashes or locks up.)

"SEVERITY LEVEL 2" means a service event where a major function of the Egenera system is critical and not working.

"SEVERITY LEVEL 3" means a service event where there is a "bug" within the functional component of the Egenera system, but there is a workaround solution.

"SEVERITY LEVEL 4" means a service event where there is a minor error in the Egenera system or the system's improper operation is causing inconvenience to the Customer, such as documentation errors.

"SEVERITY LEVEL 5" means an Egenera Hardware or Egenera Software enhancement request by the Customer.

"MAINTENANCE UPDATES" consist of generally released bug fixes, patches, maintenance releases, updates and related documentation that Egenera, as a component of LEVEL 3 SUPPORT, provided on the Egenera CRM system or distributed by normal overnight courier to those designated Customers to whom Egenera is under contract to provide Standard Warranty Service, Software Subscription Service, Enterprise PPM Service or Enterprise Service. Maintenance Updates may not include patches, fixes, updates or upgrades to Third-Party Software. Each new Maintenance Update is identified by the first numeral to the right of the decimal point, with the newer Maintenance Update having the larger numeral (e.g. Maintenance Update 2.5.2 is newer than 2.5.1). Such Maintenance Updates are licensed by Egenera only in accordance with the terms and conditions of the SOFTWARE LICENSE set forth in EXHIBIT A-10 hereto.

"SOFTWARE UPGRADES" consist of either (1) a generally available "Major Release", which is intended to provide significant functionality enhancements as well as incorporate cumulative bug fixes and patches since the most recent release of the Egenera Software or (2) a generally available "Minor Release", which is intended to provide incremental functionality enhancements as well as incorporate cumulative bug fixes and patches since the most recent release of the Egenera Software. Egenera will only distribute the Software Upgrades to those Customers with which Egenera has a one-year service contract to provide Software Subscription Service,

Enterprise PPM Service, or Enterprise Service. Such Software Upgrades are licensed by Egenera only in accordance with the terms and conditions of the SOFTWARE LICENSE set forth in EXHIBIT A-10.

"TAC" means a Technical Assistance Center.

"THIRD PARTY SOFTWARE" means software provided by Egenera that is labeled with another company's name and is not owned by Egenera. Linux Open Source Software is an example of Third Party Software.

"PPM" means Principal Period of Maintenance for nine contiguous hours between the hours of 7:00 AM to 6:00 PM at the End User location where Unisys has agreed to provide services under this Agreement or a Local agreement, Monday through Friday, excluding the following holidays: New Years Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day in the US and locally recognized holidays in the Local Provider's territory.

2.    UNISYS RESPONSIBILITIES

      2.1 Unisys shall act as the direct contact point and interface with designated Customers for all Product-related Maintenance Services, including, but not limited to, responding to error correction requests. For each Customer service incident, Unisys will generate a Call Management System (CMS) ticket on its own CMS system and enter in all of the details of the Product related problem and attach logs that are necessary to debug the problem. Assistance provided by Egenera shall be in accordance with ARTICLE 3 hereof and may only be requested by Unisys' TAC except in Asia where the Unisys TAC will not be engaged.

      2.2 The on-site and remote LEVEL 1 and LEVEL 2 SUPPORT Unisys shall provide to each designated Customer as part of its Maintenance Services shall consist of the following:

            2.2.1 Unisys must diagnose a Product problem to the failing FRU and in accordance with the Manufactured Own Inventory (MOI) process described in EXHIBIT A-5, return the failed FRU to Egenera. Egenera will provide Unisys with a corresponding replacement FRU, as applicable, in accordance with SECTION 4 below and the MOI process described in EXHIBIT A-5.

            2.2.2 Unisys must provide all on-site services the designated
                  Customer requires as defined in this SOW on the specified Products, including, but not limited to, the installation of all Products, exchange or replacement of malfunctioning Product parts or components, and the furnishing and installation of all Egenera-supplied Field change orders (FCO's will be separately priced). Egenera will pay Unisys on a time and materials basis for non-remedial Field Change order replacements requested by Egenera.

                  In such cases, Egenera shall provide Unisys the necessary instructions and materials at Egenera's expense.

            2.2.3 THE LEVEL 1 and LEVEL 2 Support to be provided by Unisys at the designated Customers sites on the specified Products and from its Technical Assistance Center shall also consist of the following:

LEVEL 1 SUPPORT: Unisys shall:

      - Customer call home email will be monitored by Egenera Technical Services and forwarded to Unisys via Support On line or an 800 number in the U.S. or a local telephone number outside the U.S.

      - receive all Services related calls from the Customers via Support On Line or an 800 number in the US or a local telephone number outside the US,

      - log all calls from the Customers into the Unisys Call Management System (CMS) and provide therein a full description of the Product related problem and the actions taken to resolve it,

      - verify the entitlement and complete the necessary procedures for time and material invoicing when necessary, and

      - answer configuration questions, most of which would fall into the following categories:

            -     Site Survey related questions - power, cabling and the like

            -     Bladeframe Architecture questions

            -     PanMgr Configuration Questions

            - RedHat Linux related configuration questions-operational help and known problem fixes as indicated in Egenera's knowledge base accessed via the Web or Red Hat's web site

            -     TCP/IP Networking related questions

            - If it is an installation/on-site request from the Customer, dispatch qualified Unisys personnel

            - If it is a hardware Product issue (dead cblade, pblade, sblade), Unisys must troubleshoot the problem, and dispatch appropriate part/personnel.

            -     Request the Customer to run "save_state.sh" and ftp the logs

            - Identify feature Enhancement requests from its Customers and funnel them to Egenera Corporate via CMS.

LEVEL 2 HARDWARE SUPPORT:

      - The Unisys TAC (CSC) in both the US and Europe will support the on site technicians if they are unable to resolve hardware related problems. The CSC may on specific calls need remote connection to an Egenera Services server to support customer problem resolution. Egenera will make such access available when requested by the Unisys CSC. In the event Egenera is unable to provide such access at the requested time, the call shall be transferred to Egenera. Where access has been provided to the CSC and appropriate resolution to the call cannot be reached, the CSC will escalate the problem to Egenera in accordance with Section 3.1 herein.

            2.2.4 RESPONSE TIMES OF LEVEL 1 and LEVEL 2 HARDWARE SUPPORT: Unisys
                  shall respond to LEVEL 1 and LEVEL 2 related Product problems within the response time requirements specified in EXHIBITS A-1, A-2 AND A-3, as applicable.

2.3 Unisys must designate one primary and two secondary TAC technical support personnel to act as the direct contact and interface with Egenera on Unisys Maintenance Service issues.

2.4 At the beginning of each week, Unisys shall provide EGENERA'S VICE PRESIDENT OF GLOBAL SERVICES with legible copies of Unisys's service call activity reports from the previous week. The data will be extracted from the Unisys CMS system and include the following:

      -     Diagnosis and the fix

      -     Initial Contact Response time

      -     On-site Response time

      -     Parts used

      -     Percentage of calls phone fixed vs. On-site visit

2.5 Before requesting Maintenance Service related assistance from Egenera, Unisys must first:

      2.5.1 ensure that all applicable Hardware Product diagnostic routines have been executed and verify the existence of the error;

      2.5.2 ascertain and document the conditions under which a Software Product problem may be duplicated;

      2.5.3 identify and specify in writing the processes required to duplicate a reported Product problem;

      2.5.4 if using its own system, call Egenera when the calls are being escalated to Egenera Engineers. Unisys shall handle all Level 1, and all Level 2 Hardware service calls. In order to receive Level 3 Support from Egenera, Unisys must escalate the applicable unresolved service call to Egenera and contacting Egenera's TAC by calling the appropriate telephone number specified in Egenera's then-current escalation procedures, a current copy of which is attached as Exhibit A-9. Unisys will also enter the call via the Web into the Egenera CMS.

3.    EGENERA RESPONSIBILITIES AND TECHNICAL SUPPORT SERVICES

      3.1 Egenera will use its reasonable efforts in the form of Level 2 Software support and LEVEL 3 SUPPORT to assist Unisys in the resolution or verification of Egenera Product problems reported by Unisys at a designated Customer site. Such support shall be available to Unisys, via telephone, formatted E-mail or fax, during Unisys's selected, local time coverage hours. In order to receive Level 2 Software Support and LEVEL 3 SUPPORT, Unisys must first escalate an unresolved Product problem to Egenera and contact Egenera's TAC by calling the Egenera designated telephone number. The LEVEL 2 AND 3 SUPPORT assistance Egenera shall provide Unisys shall consist of the following:

      LEVEL 2 SOFTWARE SUPPORT:

            -     analyze save state outputs

            -     conduct Crash dump analysis

            -     debug Storage related interoperability issues

            -     debug Application related interoperability issues

      LEVEL 3 SUPPORT:

            - Egenera shall create a Bug Track ticket and escalate the call to Egenera Engineering.

            - If requested, Egenera shall provide reasonable assistance to Unisys in its efforts to resolve Product problems that Unisys's TAC did not resolve.

            - Egenera shall escalate save_state relate issues seeking clarity and feedback to help diagnose problems.

            - If deemed necessary by Egenera, at Unisys's request, Egenera shall make an Egenera Technical Service Engineer ("TSE") available to assist Unisys at the Customer's site at no charge to Unisys.

            - Egenera shall provide Unisys with Maintenance Updates. Egenera is responsible to distribute these updates to Unisys and the end user.

            - Egenera's Maintenance Offerings and related services hereunder apply only to and only cover Egenera's then-current Major release of the Egenera Software and the immediately preceding Major release. Egenera is responsible to distribute Software Upgrades to Unisys and the end user.

      3.2 THIRD PARTY SOFTWARE PROBLEMS: Unless Unisys has a technical service relationship with Red Hat, Inc., Unisys should report unresolved Red Hat, Inc. Third Party Software related Product problems to Egenera rather than to Red Hat, Inc.

      3.3 For a minimum of thirty (30) days from the date Unisys Services are initiated in a specific geographic area and at no additional charge, Egenera will make a Technical Support Engineer available to assist with:

            -     Site Surveys

            -     Installations

            -     LEVEL 1 and LEVEL 2 Technical Support to SP and the Customer

            - Customer on-site service calls if required and requested by Unisys

      3.4 Egenera shall provide a training instructor to deliver the Egenera BladeFrame System Administration, Blade Frame Troubleshooting and Blade Frame Installation courses to Unisys at Unisys's site in the country where the Services are to be performed. The course will last approximately 5 days. Such training shall coincide with the Egenera's first shipment of applicable Product within a territory covered by the Master Agreement. Any course updates, which will require additional Unisys training, will be at Egenera's expense. This additional training will be either instructor led or via CBT per mutual agreement.

      3.5 At a mutually agreeable time, Egenera shall also provide training at Unisys's site on how to conduct business in the following areas:

            -     MOI procedures (Unisys will train Egenera on this process)

            -     Escalation procedures

            -     Parts ordering procedures

            -     CMS, Automated Call Distribution ("ACD") & other tools

            -     Placing a call to Egenera Technical support center

            -     Physical BladeFrame(TM) installation

            -     BladeFrame(TM) troubleshooting

            -     New Product introduction

      3.6 Egenera reserves the right to determine the date, time, method and content of all training provided hereunder. All training shall be conducted in the English language. All Unisys personnel receiving training shall be fluent in the English language. Unisys agrees to secure any labor permit or other authorization required for Egenera's personnel to provide any training or maintenance/support assistance it may provide Unisys in the Territory.

4.    EGENERA'S SPARE PART REPLACEMENT PROCESS

Egenera agrees to provide Unisys with spare parts (FRUs) for the Products in accordance with the Master Services Agreement, EXHIBIT A-5 hereto, and the following:

      4.1 BladeFrame hardware Product components are identified as FRUs. FRUs (Field Replaceable Units) require a Unisys Technical Service Engineer to replace. If the failing part is a FRU, the Unisys Technical Service Engineer will perform the replacement.

      4.2 All Egenera manufactured parts handled by Unisys will remain the property of Egenera.

      4.3 Unisys is responsible for returning all defective FRU parts to Egenera's in country freight forwarder. Unisys will return the part to the carrier within [**] after Customer's receipt of the replacement spare part. The replacement spare part packaging must be utilized to return the replaced part. Outside the US, Unisys will return all replacement parts to the in country Master Distribution Center (MDC) for categorization according to the standard Unisys processes. This will determine whether the replacement part is unused and should be put back to stock, or whether the replacement part is defective and should be returned to Egenera's in country freight forwarder. Egenera will be the importer of record for returning the Part to the US. Egenera is responsible for all local taxes and duties relating to imports into the U.S.

5.    CALL FLOW

                                  [FLOW CHART]

This call flow depicts the events relative to warranty and post warranty services delivered by Unisys on behalf of Egenera to their End Users.

For Services under this Agreement, Egenera will contract directly with their End Users, by enrolling Covered Equipment under a Egenera maintenance plan, in accordance with this SOW.

Unisys shall take first call from Egenera End Users, entitle the caller based on accepted orders under this Agreement and determine if the problem is in the server. If the problem is not server related, Unisys will transfer the service call to Egenera.

The Egenera end user will place the service call with Unisys utilizing one of the following means:

      1) The Unisys web based call entry tool (Support On Line). Each of Egenera's end users will be set up with their own Support On Line sub-account access by Egenera in order to place service calls and view their open calls and call history. Egenera will train their end users in the use of Support On Line.

      2) An 800# telephone facility in the US or a local telephone number outside the US. When Support On Line is not available, the end user will call the Call Reception Center (CRC) to place their service requests. Voice calls will be directed to the appropriate Unisys CRC.

In the US, the CRC will capture information about the End User and the reported problem and will open a service request to the Unisys CSC (Support on Line will automatically route the call to the CSC). The CSC may contact the End User directly to investigate the problem and to determine what resolution is required to resolve the reported symptom. If the CSC is required and is able to resolve the problem over the telephone (generally a software reconfiguration problem or known fix), they will close the ticket in their call management system. If the problem is hardware related and a part is required, the CSC will diagnose to the FRU level and contact the CRC to re-route the call to the Action Center. The CRC will update the call in SRMS with the recommended part and route to the Action Center. If the CSC or the Action Center requires assistance in diagnosing a problem on site they will request having the call routed to the field as "Labor only". This will be stated in the call notes and a CSR dispatched on site accordingly.

The UK CRC will route the call to the Action Center and not involve the CSC if the end user qualifies the call as hardware. If the end user does not know the cause of the problem, the call will default to the CSC.

When the call is rerouted to the Action Center, it will either recommend a specific part be ordered or state "Labor only". If a part is requested, the Action Center will order the needed part(s) to be shipped directly to the end user location or the CSR. In all cases, the Action Center will dispatch the call to the appropriate Unisys field service unit. The Action Center will then update the call with call status and the Global Logistics System (GLS) will update the call with parts shipping information. SRMS will dispatch a Unisys Customer Service Representative ("CSR") to obtain the Part as ordered by the Unisys Action Center. The CSR will restore the unit utilizing the part, or, if dispatched by the CSC, will contact the CSC to assist in troubleshooting at their direction. If a part was utilized, the CSR should fill out a Unisys parts tag and affix to the part.

In the US, each repairable replacement part will come with a preprinted waybill to be used for the return of the defective part directly to Egenera. Outside the USA, the CSR should return both defective and unused parts to the MDC using standard processes. The CSR is responsible to get this FRU part to the designated carrier. Once the unit is restored, the CSR is to close the call in SRMS with model number and serial number.

Each Theatre has some variation to the call flow process. In Europe (excluding the UK- the UK exception is noted above), the CRC will capture information about the End User and the reported problem and will open a service request to the Unisys Action Center (Support on Line will automatically route the call to the Action Center) during PPM hours or to the CSR OPPM hours. The Action Center may contact the End User directly to investigate the problem and to determine what resolution is required to resolve the reported symptom. If the problem is hardware related and a part is required, the Action Center will diagnose to the FRU level. If the problem is software, the call will be routed to the CSC.

In Asia, the CRC will capture information about the End User and the reported problem and will open a service request to the local in country CSR (Support on Line will automatically route the call to the CSR). If the problem is hardware related, the CSR will diagnose to the required FRU and order the part via SRMS. If the call is software related, the CSR will resolve the issue over the telephone.

If the CSR is unable to resolve the hardware problem, the US CSR will contact the CSC and the European CSR will contact the Action Center to obtain 2nd level hardware support in problem resolution. If 3rd level support is necessary for Egenera hardware or software problems, the CSC,(CSR in Asia) will request support from Egenera by calling a toll-free number provided by Egenera and also enter the service request in the Egenera CMS. The Egenera ticket number should be cross-referenced to the Unisys ticket number in each system.

                                   EXHIBIT A-1
                          ENTERPRISE SERVICE (24X7X365)

SERVICE ACTIVITY                                            SERVICE LEVEL RESPONSE BY UNISYS
----------------                                            --------------------------------
24 X 7 X 365 ON SITE                                  Four (4) hours from Initial Customer contact

PART REPLACEMENT DELIVERED TO SITE                    Four (4) hours from Initial Customer contact

24 X 7 X 365 TELEPHONE SUPPORT FROM RECEIPT           One (1) hour by telephone call (English)
OF CUSTOMER CALL

SOFTWARE UPGRADE INSTALLATION                         Five (5) business days from Customer request

PROBLEM RESOLUTION PROCESS

   Severity 1 and 2                                   24 x 7 x 365 per mutually agreed escalation
                                                      process

   Severity 3 and 4                                   24 x 7 x 365 per mutually agreed escalation
                                                      process

   Severity 5                                         24 x 7 x 365 per mutually agreed escalation
                                                      process

QUARTERLY REVIEW WITH CUSTOMER (See Within ten (10) business days of Quarter's end EXHIBITS A-8 and A-8-1.)

INSTALLATION (See EXHIBIT A-4 for description.) Five (5) business days from Customer request

                                   EXHIBIT A-2
            ENTERPRISE PRINCIPAL PERIOD OF MAINTENANCE (PPM) SERVICE

SERVICE ACTIVITY                                      SERVICE LEVEL RESPONSE BY UNISYS
----------------                                      --------------------------------
ON SITE                                               Four (4) hours from Initial Customer contact during
                                                      PPM

PART REPLACEMENT DELIVERED TO SITE                    Four (4) hours from Initial Customer contact during
                                                      PPM

PPM TELEPHONE SUPPORT FROM RECEIPT                    One (1) hour by telephone call during PPM
OF CUSTOMER CALL                                      (English)

SOFTWARE UPGRADE INSTALLATION                         Five (5) business days from Customer request

PROBLEM RESOLUTION PROCESS

Severity 1 and 2                                      per mutually agreed escalation process

Severity 3 and 4                                      per mutually agreed escalation process

Severity 5                                            per mutually agreed escalation process

INSTALLATION (See EXHIBIT A-4 for                     Five (5) business days from Customer request
description.)

                                   EXHIBIT A-3
                            STANDARD WARRANTY SERVICE

SERVICE ACTIVITY                                      SERVICE LEVEL RESPONSE BY UNISYS
----------------                                      --------------------------------
PART REPLACEMENT DELIVERED TO SITE                    Next Business Day

INITIAL RESPONSE FROM RECEIPT OF CUSTOMER
CONTACT VIA EMAIL/CALL HOME

    Received During Normal Business Hours             Two (2) hours by telephone call

PROBLEM RESOLUTION                                    Continuous effort during normal
                                                      business hours as required by Egenera

SOFTWARE MAINTENANCE UPDATE INSTALLATION              Installed by Customer

                                   EXHIBIT A-4

                                  INSTALLATION

GOAL OF INSTALLATION

      Confirm that a BladeFrame is physically installed and that at least one pServer boots up from some operation system stored on an external storage. In order to achieve the goal, use the following resource names temporarily if relevant resource names are not finalized.

             LPAN                lpan1
             PServer             pserver1
             Vswitch             sw1

SERVICE ACTIVITIES

Unisys shall conduct the following installation activities in accordance with the instruction of a BladeFrame selling agency or a contractor for the installation.

C.    PRE-SITE SURVEY

      Unisys shall attend Pre-site survey and check the following items with Customer and selling agency

-        moving path and floor space

-        power source and connector

-        external storage and external network       (vendor, model, configuration)

-        IP resources                                (panmgr, cb1 and cb2, gw, netmask, etc.)

-        BladeFrame resource definition              (lpan, pServer, etc.)

-        mailing resource                            (Call Home)

-        facilities for online support               (dial-up line and relevant facilities)

D.    INSTALLATION

        -     Physically unpack BladeFramea and Blades from shipping containers

        -     Physically position BladeFrame and Install BladeFrame software

        -     Run an internal verification program (IVP) for 2hours

        -     Gather IVP log, save_state output

        -     Delete IVP

      -     Gather Customer info.

      - Register an installation record on SRMS and create an installation report

                                   EXHIBIT A-5
                       MOI AND PART REPLENISHMENT PROCESS

GENERAL:

      1. Egenera will define the quantity and location of spare parts it requires Unisys to hold in order to support its customer installed base, and ship these initial spare parts to the Unisys defined delivery address.

      2. The Consigned Egenera Spare parts are provided by Unisys to designated Customers per the terms and conditions of the Master Service Agreement and EXHIBITS A-1, A-2.

      3. Unisys will return the defective part to the Egenera carrier within five (5) days after use of the replacement spare in the US and within nine
      (9) days outside the US. Egenera's freight forwarder will be responsible for creating the commercial invoice for the return part shipment. Parts not received by Egenera's freight forwarder will be governed by the terms of the Master Service Agreement. Egenera will provide Unisys with a periodic list of outstanding unreturned parts to be researched. Unisys and Egenera will perform an annual inventory reconciliation exercise based on the parameters in the MSA.

      4. Egenera will be registered for VAT in every country in which they request Unisys to stock part parts and fulfill any additional local requirements necessary to allow Unisys to stock Egenera owned inventory on Egenera's behalf. If Unisys is required by local regulations to assist in the import of Egenera's inventory Unisys will be entitled to charge a management fee.

      5.    PROPOSED LOGISTICS FRU PARTS FLOW

      a.    Unisys determines the part requirement based on end user input.

      b. The Unisys Action Center will order the replacement part (CSR in Asia) from inventory positioned by Egenera and stocked by Unisys.

      c. The replacement part ships with a pre-addressed, pre-paid return airbill inside the box (only applicable in the US) to the end user site.

      d. Parts required for a call not held in Unisys Country stock will be sourced to the Web site as an emergency order for Egenera action.

      e. The CSR either picks up the part or meets the FRU part at the end user site, performs the repair and closes the call in SRMS reflecting parts usage.

      f. The CSR returns the defective FRU. Outside the US, the defective will be returned to the MDC. Upon receipt at the MDC, the returned part will be categorized;

      defective parts will be returned to Egenera's in country freight forwarder (requires address and contact details by country), unused parts will be returned to stock.

      g. The Unisys CSR will package the defective FRU part and return it to a single return address listed on the return waybill in the US and to the MDC via the standard in country procedures outside the US.

TO ENABLE THIS PROCESS, THE FOLLOWING MUST OCCUR:

      a) Egenera will define the quantity and location of spares parts it requires Unisys to hold in order to support its customer installed base. Unisys will then create Web orders based upon that data and make them available for fulfillment on the Egenera GLS Web site. Egenera will then input waybill and ETA information into the GLS Web and ship these initial spare parts to the Unisys defined delivery address. Egenera will pay all costs associated with the shipment of parts to Unisys, including any taxes or import duties. If Unisys is required by local regulations to assist in the import of Egenera's inventory Unisys will be entitled to charge a management fee.

      b) Unique part numbers must be generated to allow the receipt of parts into the Unisys Global Logistics System (GLS). These can be requested via the Unisys GLS website that will be established for Egenera.

      c)    Unisys will receive the inventory into its GLS system.

      d) In the US, all Parts placed into Unisys inventory will include pre-paid, pre-addressed return waybills, to be furnished by Egenera in the box of the replacement part.

      e) Unisys will create a website for use by Egenera for all field replenishment part order and emergency part orders. An order would be triggered to this web site at the time of Parts usage out of the Unisys stocking location. An order would be triggered to this web site at the time of Parts usage out of the Unisys stocking location.

      f) The end user places a service request to the Unisys CRC .The Part order flows to Unisys GLS and the system will allocate the order to the appropriate stocking location.

      g) The stocking location closes out the order and ships via the Unisys courier to the required Egenera end user location.

      h) Based upon a Part "usage" transaction, Unisys will create a replenishment part order that flows to the GLS Egenera web site for Egenera action.

      i) Egenera updates the Unisys GLS web-based system with carrier and waybill information and ships the replenishment part, at its expense, to the designated Unisys stocking location. In the US, this shipment must contain a pre-addressed, pre-paid waybill inside the box for the CSR to return the defective part directly to Egenera's designated return location.

                                   EXHIBIT A-6
                      SPARING LEVELS FOR SERVICE PROVIDERS

  EXHIBIT A-6 WILL BE UPDATED QUARTERLY TO REFLECT ADDITIONAL PRODUCT RELEASES
                         AND CHANGES IN SPARING RATIOS.

  PART                            DESCRIPTION                               FRU        MINIMUM        INCREMENTAL
 NUMBER
852-000007           Power Management Kit                                   FRU          [**]             [**]

970-000002           BladeFrame                                             FRU          [**]             [**]

970-000003           Interframe Spine, 20 AMP N.A.                          FRU          [**]             [**]

970-000004           Control Blade, 1GIG-E,10/100ENET, 2-HBA                FRU          [**]             [**]

970-000005           Switch Blade, HSSC                                     FRU          [**]             [**]

970-000007           AP2 Blade, Low End w/2gb                               FRU          [**]             [**]

970-000008           AP4, Blade, 1.6 GHz, w/12GB                            FRU          [**]             [**]

970-000009           AP2, Blade, 1.26 End w/2gb                             FRU          [**]             [**]

970-000010           AP2 FRU, FILLER BLADE                                  FRU          [**]             [**]

970-000011           Interframe Spine, 30 AMP N.A.                          FRU          [**]             [**]

970-000012           Control Blade, 2GIG-E, 2-HBA                           FRU          [**]             [**]

970-000016           Interframe Spine, 30 AMP Int'l                         FRU          [**]             [**]

970-000017           Interframe Spine, HS, 20 AMP N.A.                      FRU          [**]             [**]

970-000019           AP4, Blade, 1.4 GHz, w/12GB                            FRU          [**]             [**]

970-000020           AP2, Blade, 2.2 GHz, w/6GB                             FRU          [**]             [**]

970-000021           BladeFrame, Rev 2 Mover                                FRU          [**]             [**]

970-000023           AP3, Blade, 2way, 2.8GHz, 6GB                          FRU          [**]             [**]

970-000027           FRU, Static Transfer Switch, 20AMP                     FRU          [**]             [**]

970-000028           FRU, Static Transfer Switch, 30AMP                     FRU          [**]             [**]

970-000029           Interframe Spine, HS, 16 AMP INT'l                     FRU          [**]             [**]

                                   EXHIBIT A-7
                 EGENERA BLADEFRAME SYSTEM ADMINISTRATION COURSE

COURSE DESCRIPTIONS

The Egenera BladeFrame System Administration course is designed to provide students with the core skills needed to perform basic BladeFrame system administrative tasks. These tasks include:

1     Administration of Processing Area Networks (PANs)

2     The design and provisioning of Logical Processing Area Networks (LPANs)

3     Configuration of LPAN resources as pServers and vNets

4 Configuration of applications and services hosted by LPANs for high availability and load balancing.

The course is conducted over a two-day period with the time divided between lecture and lab. Approximately 40% of the course is lecture based and 60% is spent in hands on configuration labs.

The course consists of the following lessons:

1     Introduction to Egenera BladeFrame System

2     Designing and Creating Logical Processing Area Networks

3     Configuring Logical Processing Area Networks

4     Configuring Hardware for High Availability

5     Installing and Configuring Applications For High Availability

6     Configuring Load-balancing Clusters

Below is a table outlining what is covered in each section and on what day it is covered:

Day          Lesson     Lecture                                               Labs
---          ------     -------                                               ----
1            1          Basic review of BladeFrame foundations and concept    1.  Naming the BladeFrame
                        leading to a better understanding of the Egenera
                        paradigm. Physical and Logical components are         2.  Configuring Ethernet Ports on
                        discussed as well as what job functions are           cBlades
                        performed at different administrative levels
                                                                              3.  Configuring redundant
                                                                              Ethernet connections (rEths)

                                                                              4.  Creating virtual switches

1            2          PAN Administration functions are reviewed. LPAN       1.  Examine PAN Resources
                        design and creation are discussed as well as users
                        and assigning users to specific roles with in the     2.  Design and LPAN
                        PAN and or LPAN.
                                                                              3.  Create LPAN

                                                                              4.  Assigning LPAN
                                                                              Administrators

1            3          Students now are acting as LPAN Administrators. In    1.  Creating pServers
                        this role students create a virtual network
                        consisting of 3 servers using those resources         2.  Assigning Disk to pServers
                        assigned to their LPAN from the previous lesson.
                                                                              3.  Creating vEths

                                                                              4.  Define pServer Boot Options

                                                                              5.  Booting the LPAN

1            4          Students' tests hardware high availability by         1.  Configure Hardware Fail Over
                        setting up a local fail over pool and failing one
                        of their pServers over to it.                         2.  Testing Hardware Fail Over

                                                                              3.  Removing Hardware Fail Over.

2            5          Students review the first 4 lessons as the start of   1.  Configuring Application Resources
                        the day then begin the process of creating
                        application fail over. Applications are created as    2.  Configuring Application Fail Over
                        are their resources (file systems, IP addresses,          resources
                        and disks). Applications then have fail over
                        policies applied and tested.                          3.  Configuring the Monitoring Service

                                                                              4.  Testing Applications

                                                                              5.  Removing Application Fail Over

2            6          Students create load balance service with one of      1.  Creating Load Balancing Service
                        their pServer and set the other 2 pServers to
                        become load balance members.  Each load-balanced      2.  Creating Load Balanced
                        member is setup as a


                        web server and load balancing is tested.              Members Resources

                                                                              3.  Testing Load Balance Service

                                                                              4.  Removing Load Balanced Service

PREREQUISITES

Students attending this course should have experience in the following areas:

1     Will have read BladeFrame Technical Overview

2 Have experience with the Linux Operating System, or other Unix based operating system

3     Have basic understanding of Linux Network Administration issues

1     Processing Area Network (PAN) administrators

2     Logical Processing Area Network (LPAN) administrators.

3     BladeFrame Application Developers

RECOMMENDED PRE-COURSE READING

"In Search of Clusters" by Gregory Pfister, Prentice Hall

"Red Hat System Administration Unleashed" by Thomas Schenk et al. SAMS

"Taking Control of the Internet Data Center" (White Paper) www.egenera.com

"Guidelines for Effective E-Business Infrastructure Management" (White Paper) www.egenera.com

"The Pros and Cons of Server Clustering in the ASP Environment" (White Paper) www.egenera.com

INTENDED AUDIENCE

This course is intended for Egenera BladeFrame system administrators and anyone who needs to understand Egenera BladeFrame configuration and administrative tasks. This includes:

1     Processing Area Network (PAN) administrators

2     Logical Processing Area Network (LPAN) administrators.

3        BladeFrame Application Developers

                                   EXHIBIT A-8
                                QUARTERLY REVIEW

Scheduled within ten (10) business days of Calendar Quarter end

Conducted by Technical Support Engineer

Reviews of past Quarter's Call history

Rating of past Quarter's service

Completed Quarterly Review Form (See EXHIBIT A-8-1.)

                                  EXHIBIT A-8-1

                              QUARTERLY REVIEW FORM
                CUSTOMER QUARTERLY REVIEW OF SERVICE PERFORMANCE

CUSTOMER (COMPANY) NAME: _________________________ Date held:  _________________

Customer Location: _____________________________________________________________

CUSTOMER PERSONNEL IN ATTENDANCE:  NAME, TITLE AND TELEPHONE NUMBER

                                   _____________________________________________

                                   _____________________________________________

                                   _____________________________________________

Number of Egenera Blade Frames(TM):
                                    ____________________

Number of Egenera PBlades(TM):
                              __________________________

                                                 Y/N
PREVIOUS QUARTER'S SERVICE HISTORY REVIEWED?     [ ]

SERVICE SATISFACTION:

                                                                                                VERY
                                                      DISSATISFIED         SATISFIED          SATISFIED
                                                      ------------         ---------        --------------
1) Responding in a timely manner                      ____________         _________        ______________

2) Technical expertise of Technical Engineer          ____________         _________        ______________

3) Ability to solve the problem                       ____________         _________        ______________

4) Courteous and professional                         ____________         _________        ______________

5) Overall Service delivery                           ____________         _________        ______________

Comments: ______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
____________________________________(Attach additional page necessary.)

Name of Customer's Authorized      Customer's Representative's       Title:
Representative:                    Signature:
(Print Name):

____________________            ____________________       _____________________
Service Provider's Company Name (if not Egenera):_______________________________

Technical Support Engineer's Name (Print):______________________________________

Technical Support Engineer's Signature:_________________________________________

Other Egenera/Service Provider Personnel attending meeting:

              NAME                           COMPANY AND TITLE
              ----                           -----------------
_______________________________       _________________________________
_______________________________       _________________________________
_______________________________       _________________________________
_______________________________       _________________________________

                                   EXHIBIT A-9
                  CURRENT SERVICE PROVIDER SUPPORT INFORMATION

EGENERA TOLL FREE NUMBER
0800-9170376 (UK);     866-301-3117(USA);               0066-33-801337 (JAPAN)

Service Provider can reach "Egenera Technical Services" 7X24 by calling the applicable toll free number

EGENERA SUPPORT WWW                       http://support.egenera.com

Service Provider can open tickets by connecting to this WWW site 7X24. Service Provider can obtain login to the Egenera Customer Management System by calling the Egenera Toll Free number.

EGENERA EMAIL                             support@egenera.com

INTERNAL ESCALATION - EGENERA

Service Provider is expected to escalate the call to Egenera, if after working on a Customer issue, it is unable to resolve the problem.

Service Provider's escalation process begins by either calling Egenera at the appropriate Toll free number specified above or by escalating the ticket via Egenera's CRM system.

Service Provider can contact Egenera's Director of Technical Services or Vice President of Egenera Enterprise Services, as appropriate, during the escalation duration to get status updates on the existing open ticket.

FIRST LEVEL ESCALATION:
[**]                                        [**]

SECOND LEVEL ESCALATION:
[**]                                        [**]

EUROPE:
[**]                                [**]                              [**]
[**]                                [**]                              [**]

JAPAN:
[**]                                [**]                              [**]
[**]                                                                  [**]

[**]                                [**]                              [**]
[**]                                                                  [**]
                                            [**]

                                  EXHIBIT A-10
                                    ARTICLE I

1. SOFTWARE LICENSE: Unisys's nonexclusive Software license to use the maintenance updates and software upgrades provided by Egenera as a component of its Level 3 Support is subject to the following license provisions:

      OWNERSHIP. Such software products are owned and copyrighted by Egenera or its third party suppliers and title to, ownership of and all applicable rights in patents, copyrights and trade secrets in the software products shall not transfer to Unisys. Subject to Unisys paying the appropriate Software Product license fee, Unisys is hereby granted a nonexclusive license to use such software products in object form only on the Egenera Hardware Product for which it was intended. Unisys's license is not a sale of any rights in such software products. All ownership rights remain in Egenera or its third party suppliers, as the case may be.

      COPIES. Unisys may make a single copy of the object code of such software products solely for backup or archival purposes or when copying is an essential step in the authorized use of the associated Egenera Hardware and Software Products. All copyright and other proprietary or restricted rights notices in the original Software Product must be retained on all copies. Unisys may not copy any of the enclosed books or printed materials that are part of the software product.

      ADDITIONAL RESTRICTIONS. Except to the extent permitted above, Unisys may not: modify, translate, reverse engineer, decompile, disassemble, otherwise attempt to obtain the source code of, or create derivative works based on, such software products; copy (including copying onto a bulletin board or similar system) the software products other than as specified above; rent, lease, time share, grant a security interest in, or otherwise transfer rights to the software products except as set forth in "Transfer" below; or remove any proprietary notices or labels on the software products; or disclose or otherwise make available the software products in any form to anyone other than Unisys's employees, subcontractors, consultants or independent contractors who have agreed to the terms of this Software license. If Unisys is using the software products in any country in the European Community, the prohibition against modifying, translating, reverse engineering, decompiling, disassembling, or creating derivative works based on the Software Products does not affect Unisys's rights under any legislation implementing the E.C. Council Directive on the Legal Protection of Computer Programs.

      TRANSFER. Unisys may only transfer such software products to designated Customers to whom Egenera is obligated to provide Maintenance Updates and/or Software Upgrades pursuant to Service Offerings such Customers have purchased from Egenera. Unisys may only install such software on Customer Products covered by such Service Offerings. Except as expressly provided herein, Unisys has no right to sublicense loan, rent, lease or allow any other entity to use the Software Products. Unisys may receive the Software Products in more than one medium, for example CD-ROM or by Internet. Unisys may not use or install the other medium on another hardware product. Unisys shall be fully responsible for the compliance of Unisys's employees, subcontractors, consultants or independent contractors who are given access to the Software Products.

      LICENSE TERMINATION. Egenera may terminate this license, without liability, if Unisys breaches these Software License terms and fails to permanently cure the breach within thirty (30) days after receipt of Egenera's written notice thereof. Upon termination, Unisys shall cease all use and return or certify destruction of the Software Products (including copies) to Egenera.

      THIRD PARTY SOFTWARE. In the event Unisys, in connection with the Products, orders Software hereunder that is specifically labeled as being provided by and/or owned other than by Egenera ("Third Party Software Products"), Unisys acknowledges that it shall be licensing such Third Party Software directly from the third party, including the right to use such Third Party Software in connection with the Egenera Hardware, and agrees to comply with the license terms that accompany such Third Party Software. CERTAIN THIRD PARTY SOFTWARE PRODUCTS SUPPLIED BY EGENERA ARE OPEN SOURCE MATERIALS, AND AS SUCH, ARE GOVERNED BY OPEN-SOURCE SOFTWARE LICENSE AGREEMENTS SUPPLIED WITH SUCH OPEN SOURCE MATERIALS, SUCH AS THE GNU PUBLIC LICENSE. EGENERA MAKES NO CLAIM OF OWNERSHIP OF OPEN SOURCE MATERIALS, AND SUCH OPEN SOURCE MATERIALS ARE SUPPLIED SOLELY IN ACCORDANCE WITH THE LICENSE AGREEMENTS ACCOMPANYING SUCH SOFTWARE. Accordingly, the above restrictions concerning modification, confidentiality and other provisions do not apply to such Open Source Materials.

Unisys agrees to promptly notify Egenera in writing of any violation of the above licensing terms by designated Customers and shall cooperate fully, at its own expense, with Egenera in the enforcement of such terms and any related proceeding against its Customers.

                                  EXHIBIT A-11

                    LIST OF PRODUCTS TO BE SERVICED BY UNISYS

                               Reference Exhibit B

                                  EXHIBIT A-12
                       UNISYS U.S. PRIMARY SERVICE CITIES

The following table lists Unisys Primary Service Cities effective as of April, 2002. These service cities represent locations in which a Unisys logistics facility is located. The coverage of a Primary Service City begins at the city center and includes a 50-mile radius from the said city center. The Metro City is a reference point only and serves to indicate the nearest major metropolitan city that benefits from the coverage of a Service City.

Primary Service Cities are subject to change. Unisys shall make every reasonable effort to give Egenera at least sixty (60) days advance written notice of any change to a Unisys facility location, including (a) changes to the operating hours or (b) the discontinuance of any facility location. If Unisys changes or discontinues the facility location during the term of the Agreement, Unisys shall continue service (despite the change of location) in accordance with the Agreement. Provided, however, that the Egenera Customer continues to have hardware under enrollment at the same location during the initial enrollment term.

Egenera shall request the Unisys PMO provide service capability confirmation for a city where Unisys is not currently providing support to Egenera under this agreement. The PMO will use reasonable commercial efforts to respond within three (3) business days of the request whether Unisys can develop, in the time frame required, or currently has the capability to provide the services as described within the Service Solution Design Document in the requested city. The actual Service Order process will be as described in Section 5 of the Master Service Agreement.

METRO CITY                        STATE             SERVICE CITY                      STATE            S ZIP
----------                        -----             ------------                      -----            -----
BRIDGEPORT                         CT               SHELTON                            CT              06484
HARTFORD                           CT               CROMWELL                           CT              06416
HARTFORD                           CT               WINDSOR                            CT              06095
DOVER                              DE               DOVER                              DE              19901
BOSTON                             MA               BURLINGTON                         MA              01803
BOSTON                             MA               WALTHAM                            MA              02451
NEWARK                             NJ               LYNDHURST                          NJ              07071
NEWARK                             NJ               MORRIS PLAINS                      NJ              07950
NEWARK                             NJ               NEW PROVIDENCE                     NJ              07974
ALBANY                             NY               ALBANY                             NY              12205
BUFFALO                            NY               AMHERST                            NY              14228
LONG ISLAND                        NY               JERICHO                            NY              11753
NEW YORK                           NY               NEW YORK                           NY              10005
NEWBURGH                           NY               WALDEN                             NY              12586
ROCHESTER                          NY               FARMINGTON                         NY              14425
SYRACUSE                           NY               LIVERPOOL                          NY              13088
WHITE PLAINS                       NY               WHITE PLAINS                       NY              10604
ALLENTOWN                          PA               ALLENTOWN                          PA              18103
HARRISBURG                         PA               HARRISBURG                         PA              17111
PHILADELPHIA                       PA               MARLTON                            NJ              08053

PHILADELPHIA                       PA               BLUE BELL                          PA              19424
PHILADELPHIA                       PA               PHILADELPHIA                       PA              19103
PHILADELPHIA                       PA               SHARON HILL                        PA              19079
PITTSBURGH                         PA               PITTSBURGH                         PA              15275
CHARLESTON                         WV               CHARLESTON                         WV              25302
CHICAGO                            IL               CHICAGO                            IL              60601
CHICAGO                            IL               ELK GROVE                          IL              60007
CHICAGO                            IL               LOMBARD                            IL              60148
ROCKFORD                           IL               ROCKFORD-BLVDR                     IL              61103
EVANSVILLE                         IN               EVANSVILLE                         IN              47728
FORT WAYNE                         IN               FORT WAYNE                         IN              46804
INDIANAPOLIS                       IN               INDIANAPOLIS                       IN              46240
DETROIT                            MI               TROY                               MI              48083
GRAND RAPIDS                       MI               GRAND RAPIDS                       MI              49506
LANSING                            MI               OKEMOS                             MI              48864
CINCINNATI                         OH               CINCINNATI                         OH              45241
CLEVELAND                          OH               BRECKSVILLE                        OH              44141
COLUMBUS                           OH               WESTERVILLE                        OH              43081
DAYTON                             OH               DAYTON                             OH              45414
TOLEDO                             OH               HOLLAND                            OH              43528
YOUGSTOWN                          OH               YOUNGSTOWN                         OH              44515
MADISON                            WI               MADISON                            WI              53716
MILWAUKEE                          WI               BROOKFIELD                         WI              53005
ANCHORAGE                          AK               ANCHORAGE                          AK              99503
PHOENIX                            AZ               PHOENIX                            AZ              85016
LOS ANGELES                        CA               COSTA MESA                         CA              92626
LOS ANGELES                        CA               HOLLYWOOD                          CA              90038
LOS ANGELES                        CA               MISSION VIEJO                      CA              92691
LOS ANGELES                        CA               RANCHO CUCAMONGA                   CA              91730
LOS ANGELES                        CA               SANTA FE SPRINGS                   CA              90670
LOS ANGELES                        CA               VAN NUYS                           CA              91406
SACRAMENTO                         CA               SACRAMENTO                         CA              95833
SALINAS                            CA               SALINAS                            CA              93906
SAN DIEGO                          CA               SAN DIEGO                          CA              92111
SAN FRANCISCO                      CA               S. SAN FRANCISCO                   CA              94080
SAN FRANCISCO                      CA               SAN FRANCISCO                      CA              94105
SAN FRANCISCO                      CA               SAN LEANDRO                        CA              94577
SAN JOSE                           CA               SAN JOSE                           CA              95134
STOCKTON                           CA               STOCKTON                           CA              95203
DENVER                             CO               ENGLEWOOD                          CO              80111
HONOLULU                           HI               HONOLULU                           HI              96813
DAVENPORT                          IA               BETTENDORF                         IA              52722
DES MOINES                         IA               W DES MOINES                       IA              50398
KANSAS CITY                        KS               OVERLAND PARK                      KS              66211

WICHITA                            KS               WICHITA                            KS              67206
MINNEAPOLIS                        MN               EAGAN                              MN              55121
SAINT LOUIS                        MO               SAINT LOUIS                        MO              63146
FARGO                              ND               FARGO                              ND              58102
OMAHA                              NE               OMAHA                              NE              68154
ALBUQUERQUE                        NM               ALBUQUERQUE                        NM              87107
LAS VEGAS                          NV               LAS VEGAS                          NV              89120
RENO                               NV               RENO                               NV              89502
PORTLAND                           OR               TUALATIN                           OR              97062
SIOUX FALLS                        SD               SIOUX FALLS                        SD              57015
SALT LAKE CITY                     UT               SALT LAKE CITY                     UT              84116
SEATTLE                            WA               TUKWILA                            WA              98188
SPOKANE                            WA               SPOKANE                            WA              99206
BIRMINGHAM                         AL               BIRMINGHAM                         AL              35243
MOBILE                             AL               MOBILE                             AL              36606
MONTGOMERY                         AL               MONTGOMERY                         AL              36109
LITTLE ROCK                        AR               LITTLE ROCK                        AR              72205
WASHINGTON                         DC               FAIRFAX                            VA              22031
WASHINGTON                         DC               MCLEAN                             VA              22102
JACKSONVILLE                       FL               JACKSONVILLE                       FL              32256
MIAMI                              FL               MIAMI                              FL              33172
ORLANDO                            FL               LAKE MARY                          FL              32746
PENSACOLA                          FL               PENSACOLA                          FL              32503
TALLAHASSEE                        FL               TALLAHASSEE                        FL              32308
TAMPA                              FL               TAMPA                              FL              33634
ATLANTA                            GA               NORCROSS                           GA              30093
SAVANNAH                           GA               SAVANNAH                           GA              31405
LOUISVILLE                         KY               LOUISVILLE                         KY              40207
BATON ROUGE                        LA               BATON ROUGE                        LA              70809
NEW ORLEANS                        LA               METAIRIE                           LA              70002
BALTIMORE                          MD               TIMONIUM                           MD              21093
JACKSON                            MS               JACKSON                            MS              39208
CHARLOTTE                          NC               CHARLOTTE                          NC              28217
RALEIGH                            NC               RALEIGH                            NC              27609
WINSTON-SALEM                      NC               KERNERSVILLE                       NC              27284
OKLAHOMA CITY                      OK               OKLAHOMA CITY                      OK              73116
COLUMBIA                           SC               COLUMBIA                           SC              29210
GREENVILLE                         SC               GREENVILLE                         SC              29615
CHATTANOOGA                        TN               CHATTANOOGA                        TN              37421
KINGSPORT                          TN               BLOUNTVILLE                        TN              37617
KNOXVILLE                          TN               KNOXVILLE                          TN              37912
MEMPHIS                            TN               MEMPHIS                            TN              38134
NASHVILLE                          TN               NASHVILLE                          TN              37211
AUSTIN                             TX               AUSTIN                             TX              78759

DALLAS/FT WORTH                    TX               DALLAS                             TX              75244
HOUSTON                            TX               HOUSTON                            TX              77040
SAN ANTONIO                        TX               SAN ANTONIO                        TX              78216
NORFOLK                            VA               NORFOLK                            VA              23502
RICHMOND                           VA               RICHMOND                           VA              23228
ROANOKE                            VA               ROANOKE                            VA              24018

UNISYS AUSTRALIA PRIMARY SERVICE CITIES- 30 KM COVERAGE FROM CITY CENTER

COUNTRY              SERVICE CITY
-------              ------------
Australia            Sydney
                     Melbourne
                     Brisbane
                     Adelaide
                     Perth
                     Canberra
                     Hobart
                     Darwin

UNISYS HK AND SINGAPORE PRIMARY SERVICE CITIES

COUNTRY              SERVICE CITY
-------              ------------
HK                   HK
Singapore            Singapore

UNISYS UK, GERMANY, SWITZERLAND AND FRANCE PRIMARY SERVICE CITIES- 65 KM COVERAGE FROM CITY CENTER

Country              SERVICE CITY
UK                   Birmingham
                     Bristol
                     Edinburgh
                     Glasgow
                     Leeds
                     Leicester
                     Liverpool
                     London
                     Manchester
                     Milton Keynes
                     Newcastle
                     Portsmouth
                     Southampton
Germany              Berlin
                     Cologne
                     Hamburg

                     Hannover
                     Munich
                     Nurnberg
                     Ratingen (Dusseldorf)
                     Stuttgart
                     Sulzbach (Frankfurt)
Switzerland          Basel
                     Bern
                     Geneva
                     Lausanne
                     Luzern
                     St. Gallen
                     Zurich
France               Bordeaux
                     Lille
                     Lyon
                     Marseille
                     Nancy
                     Nantes
                     Paris
                     Toulouse

                                    EXHIBIT B

                                     PRICING

                                                                                                  SLA-9X5X4
                                                                                                   EGENERA      ALL YEARS
                                                                                                PRODUCT LIST    ----------
EGENERA ID                                         DESCRIPTION                                      PRICE        [**]% OF
----------                                         -----------                                      -----         [**]%
BC100101           BladeFrame Base System.  20 AMP system   Price includes chassis, redundant    $      [**]         $[**]
                   switch blades, redundant control blades
BC100102           BladeFrame Base System.  30 AMP International system   Price includes         $      [**]         $[**]
                   chassis, redundant switch blades, redundant control blades
BP100003           Static Transfer Switch - 20 amp spine                                         $      [**]         $[**]
BP100004           Static Transfer Switch - 30 amp spine North America                           $      [**]         $[**]
BP100005           Static Transfer Switch - 30 amp spine International                           $      [**]         $[**]
CB200211           Pair of Control Blades option 1:  2 FibreChannel HBA, 1 Gigabit ethernet,     $      [**]
                   1 (2-port) 10/100 Ethernet
CB200220           Pair of Control Blades option 2:   2 FibreChannel HBA, 2 Gigabit Ethernet.    $      [**]         $[**]
                   Price delta over Option 1.
CB200311           Pair of Control Blades-EP (Harvard) option 1:  (2) 2-port 2Gb FibreChannel    $      [**]         $[**]
                   HBA, (1) 2-port Gigabit Ethernet, (1) 2-port 10/100/1000 Ethernet. Price delta above Base System for CB-EP.
CB200320           Pair of Control Blades-EP (Harvard) option 2:   (2) 2-port 2Gb                $      [**]         $[**]
                   FibreChannel HBA, (2) 2-port Gigabit Ethernet. Price delta above Base
                   System for CB-EP.
PB100212           Processing Blade  - 2 Way                                                     $      [**]         $[**]
                    2x 1Ghz Pentium III; 2GB RAM-Note 1
PB100222           Processing Blade  - 2 Way                                                     $      [**]         $[**]
                   2x 1.26Ghz Pentium III; 2GB RAM
PB100322           Processing Blade  -2 Way                                                      $      [**]         $[**]
                   2.4GHz, 2GB RAM
PB100326           Processing Blade  -2 Way                                                      $      [**]         $[**]
                   2.4GHz, 6GB RAM
PB100332           Processing Blade  -2 Way                                                      $      [**]         $[**]
                   3.06GHz, 2GB RAM
PB100336           Processing Blade  -2 Way                                                      $      [**]         $[**]
                   3.06GHz, 6GB RAM
PB100234           Processing Blade  -2 Way                                                      $      [**]         $[**]
                   2.2GHz, 6GB RAM- Note 1
PB100228           Processing Blade  -2 Way                                                      $      [**]         $[**]
                   2.8GHz, 6GB RAM- Note 1

PB100235           Processing Blade  -2 Way                                                      $      [**]         $[**]
                   2.8GHz, 12GB RAM
PB100411           Processing Blade  - 4 Way                                                     $      [**]         $[**]
                   4x 1.4GHz, 12GB RAM
PB100408           Processing Blade  - 4 Way                                                     $      [**]         $[**]
                   4x 1.4GHz, 6GB RAM
PB100416           Processing Blade  - 4 Way                                                     $      [**]         $[**]
                   4 x 1.6GHz, 12GB RAM- Note 1
PB100420           Processing Blade  - 4 Way                                                     $      [**]         $[**]
                   4 x 2.0GHz, 12GB RAM
PB100426           Processing Blade  - 4 Way                                                     $      [**]         $[**]
                   4 x 2.0GHz, 6GB RAM
SW100210           BladeFrame  Base SW and License - Latest Release                              $      [**]         $[**]
                   BladeFrame SW License for 2-way PIII blades                                   $      [**]         $[**]
                   BladeFrame SW License for 2-way Xeon                                          $      [**]         $[**]
                   BladeFrame SW License for 4-way Xeon MP blades                                $      [**]         $[**]
SW900101           Initial PowerCockpit Software Pack (includes Console + 10 node license)       $      [**]         $[**]
SW900102           Additional PowerCockpit Software Licenses                                     $      [**]         $[**]
SW900210           Red Hat Advanced Server 2.1                                                   $      [**]         $[**]
                   Includes 1 year of 24x7 service and product upgrades.
Note 1- These products are being phased out, and will be End-of-Life in Q203.

                                                                                                        7X24X4       AFTER
                                                                                                       FIRST YEAR   FIRST YR.
                                                                                          EGENERA       [**]% OF     [**]% OF
                                                                                       PRODUCT LIST         ----         ----
   EGENERA ID                                 DESCRIPTION                                  PRICE          [**]%        [**]%
   ----------                                 -----------                                  -----          -----        -----
BC100101           BladeFrame Base System.  20 AMP system   Price includes chassis,     $      [**]         $[**]        $[**]
                   redundant switch blades, redundant control blades
BC100102           BladeFrame Base System.  30 AMP International system   Price         $      [**]         $[**]        $[**]
                   includes chassis, redundant switch blades, redundant control blades
BP100003           Static Transfer Switch - 20 amp spine                                $      [**]         $[**]        $[**]
BP100004           Static Transfer Switch - 30 amp spine North America                  $      [**]         $[**]        $[**]
BP100005           Static Transfer Switch - 30 amp spine International                  $      [**]         $[**]        $[**]
CB200211           Pair of Control Blades option 1:  2 FibreChannel HBA, 1 Gigabit      $      [**]
                   ethernet, 1 (2-port) 10/100 Ethernet
CB200220           Pair of Control Blades option 2:   2 FibreChannel HBA, 2 Gigabit     $      [**]         $[**]        $[**]
                   Ethernet. Price delta over Option 1.
CB200311           Pair of Control Blades-EP (Harvard) option 1:  (2) 2-port 2Gb        $      [**]         $[**]        $[**]
                   FibreChannel HBA, (1) 2-port Gigabit Ethernet, (1) 2-port
                   10/100/1000 Ethernet. Price delta above Base System for CB-EP.
CB200320           Pair of Control Blades-EP (Harvard) option 2:  (2) 2-port 2Gb        $      [**]         $[**]        $[**]
                   FibreChannel HBA, (2) 2-port Gigabit Ethernet. Price delta above
                   Base System for CB-EP.
PB100212           Processing Blade  - 2 Way                                            $      [**]         $[**]        $[**]
                   2x 1Ghz Pentium III; 2GB RAM-Note 1
PB100222           Processing Blade  - 2 Way                                            $      [**]         $[**]        $[**]
                   2x 1.26Ghz Pentium III; 2GB RAM
PB100322           Processing Blade  -2 Way                                             $      [**]         $[**]        $[**]
                   2.4GHz, 2GB RAM
PB100326           Processing Blade  -2 Way                                             $      [**]         $[**]        $[**]
                   2.4GHz, 6GB RAM
PB100332           Processing Blade  -2 Way                                             $      [**]         $[**]        $[**]
                   3.06GHz, 2GB RAM
PB100336           Processing Blade  -2 Way                                             $      [**]         $[**]        $[**]
                   3.06GHz, 6GB RAM
PB100234           Processing Blade  -2 Way                                             $      [**]         $[**]        $[**]
                   2.2GHz, 6GB RAM- Note 1
PB100228           Processing Blade  -2 Way                                             $      [**]         $[**]        $[**]
                   2.8GHz, 6GB RAM- Note 1

PB100235           Processing Blade  -2 Way                                             $      [**]         $[**]        $[**]
                   2.8GHz, 12GB RAM
PB100411           Processing Blade  - 4 Way                                            $      [**]         $[**]        $[**]
                   4x 1.4GHz, 12GB RAM
PB100408           Processing Blade  - 4 Way                                            $      [**]         $[**]        $[**]
                   4x 1.4GHz, 6GB RAM
PB100416           Processing Blade  - 4 Way                                            $      [**]         $[**]
                   4 x 1.6GHz, 12GB RAM- Note 1
PB100420           Processing Blade  - 4 Way                                            $      [**]         $[**]        $[**]
                   4 x 2.0GHz, 12GB RAM
PB100426           Processing Blade  - 4 Way                                            $      [**]         $[**]        $[**]
                   4 x 2.0GHz, 6GB RAM
SW100210           BladeFrame  Base SW and License - Latest Release                     $      [**]         $[**]        $[**]
                   BladeFrame SW License for 2-way PIII blades                          $      [**]         $[**]        $[**]
                   BladeFrame SW License for 2-way Xeon                                 $      [**]         $[**]        $[**]
                   BladeFrame SW License for 4-way Xeon MP blades                       $      [**]         $[**]        $[**]
SW900101           Initial PowerCockpit Software Pack (includes Console + 10 node       $      [**]         $[**]        $[**]
                   license)
SW900102           Additional PowerCockpit Software Licenses                            $      [**]         $[**]        $[**]
SW900210           Red Hat Advanced Server 2.1                                          $      [**]         $[**]        $[**]
                   Includes 1 year of 24x7 service and product upgrades.
Note               1- These products are being phased out, and will be
                   End-of-Life in Q203.

                                   EXHIBIT B-1
              DEMAND SERVICE RATES, INSTALLATION & SITE SURVEY FEES

ALL PRICES SHOWN IN THIS EXHIBIT ARE IN U.S. DOLLARS.

UNITED STATES

INSTALLATION FEES

PPM               $[**]OPPM       $[**]

SITE SURVEY FEES

PPM               $[**]
OPPM              $[**]

DEMAND SERVICE RATES

Per Hour  - [**] Hour Minimum

PPM               $[**]
OPPM              $[**]

AUSTRALIA

INSTALLATION FEES

PPM               $[**]

SITE SURVEY FEES

PPM               $[**]DEMAND SERVICE RATES

Per Hour - [**] Hour Minimum

PPM               $[**]
OPPM              $[**]

HONG KONG & SINGAPORE

INSTALLATION FEES

PPM               $[**] OPPM             $[**] (Mon-Sat)
OPPM              $[**] (Sunday/Public Holidays)

SITE SURVEY FEES

PPM               $[**] per hour, minimum [**] hrs.
OPPM              $[**] per hour, minimum [**] hrs. (Mon-Sat)
OPPM              $[**] per hour, minimum [**] hrs. (Sunday/Public Holidays)

DEMAND SERVICE RATES

PPM               $[**] per hour, minimum [**] hrs.
OPPM              $[**]per hour, minimum [**] hrs. (Mon-Sat)
OPPM              $[**] per hour, minimum [**] hrs. (Sunday/Public Holidays)

UNITED KINGDOM

INSTALLATION FEES

PPM               $[**]

SITE SURVEY FEES

PPM               $[**]

DEMAND SERVICE RATES

Per Hour - [**]Hour Minimum

PPM               $[**]
OPPM              $[**]

FRANCE

INSTALLATION FEES

PPM               $[**]

SITE SURVEY FEES

PPM               $[**]

DEMAND SERVICE RATES

Per Hour - [**] Hour Minimum

PPM  $[**]
OPPM $[**]

GERMANY

INSTALLATION FEES

PPM               $[**]

SITE SURVEY FEES

PPM               $[**]

DEMAND SERVICE RATES

Per Hour - [**] Hour Minimum

PPM               $[**]
OPPM              $[**]

SWITZERLAND

INSTALLATION FEES

PPM               $[**]SITE SURVEY FEES

PPM               $[**]

DEMAND SERVICE RATES

Per Hour - [**]Hour Minimum

PPM               $[**]
OPPM              $[**]

                                    EXHIBIT C

                                 BASIS OF PRICE

Average configuration is a bladeframe with 15 blade servers that has a list annual maintenance price of $[**] (24x7). Unisys receives [**]% of this amount.

Global Forecast:

                                                    2003      2004     2005
                                                    ----      ----     ----
US

Installs                                            [**]      [**]     [**]
Maint. Base                                         [**]      [**]     [**]

Asia- Australia, Hk and Singapore

Installs                                            [**]      [**]     [**]
Maint. Base                                         [**]      [**]     [**]

Europe-UK, Switzerland, Germany and France

Installs                                            [**]      [**]     [**]
Maint. Base                                         [**]      [**]     [**]

Dispatch Requiring Onsite Visits

Number of Instances                                     [**]

Site Survey (one time incident)                         [**]*

Installation of BladeFrame (one time incident)          [**]*

                            * Does not include travel time to customer site

Remote Telephone Support:

Number of Instances (level 1-level 2 calls)             [**] per Bframe/quarter

Unisys is not responsible for Software Subscription Service.

General Assumptions:

Egenera will provide approximately [**] days of product training. The course will be Egenera instructor led and provided locally.

SLA's - 24x7 = [**]%, 9x5 = [**]%

All prices are shown in US Dollars

                                    EXHIBIT D

                             SAMPLE LOCAL AGREEMENT
  [THIS LOCAL AGREEMENT IS USED TO SHOW THE AGREEMENT OF THE LOCAL PROVIDER FOR
                                 THE TERRITORY.]

                                LOCAL AGREEMENT NUMBER ________________________
                        (assigned by Local Provider for administrative purposes)

                                 LOCAL AGREEMENT
                              DATED _________, 2003
                                     Between
                            COMPANY, INC. ("Egenera")
                                       And
                       [Local Provider] ("Local Provider")
                                       FOR

                            ------------------------
                                  ("Territory")

Egenera and Unisys Corporation have signed a SUPPORT AGREEMENT FOR ON-SITE SERVICES effective as of ________, 2003 ("Agreement"). Egenera and Local Provider want to incorporate the Agreement into this LOCAL AGREEMENT. Intending to be legally bound, Egenera and Local Provider agree as follows:

1. Egenera and Local Provider incorporate the terms and conditions of the Master Agreement in this Local Agreement by this reference. Egenera and Local Provider agree the Master Agreement shall cover the services provided by the Local Provider to Egenera for the Territory described above EXCEPT:

[PUT ANY SPECIAL TERMS HERE THAT ARE DIFFERENT FROM THE MASTER AGREEMENT THIS IS PRINCIPALLY THE LOCAL SERVICE DESCRIPTION FOR THE TERRITORY, IF DIFFERENT, OR ANY OTHER BUSINESS OR LEGAL PROVISIONS NEEDED FOR THE TERRITORY.]

For all purposes under this Local Agreement, "Unisys," and any other similar reference in the Master Agreement, shall mean the Local Provider under this Local Agreement. If there are any additional or different terms from the Master Agreement in the text of this Local Agreement, these additional or different terms in the text of this Local Agreement shall control.

2. The following schedules are attached to, and expressly incorporated in, this LOCAL AGREEMENT.

[THIS IS WHERE YOU WOULD INCORPORATE ANY SPECIAL SCHEDULES REQUIRED FOR THE UNIQUE TERRITORY SERVICE DESCRIPTION AND LOCAL PATENT INDEMNIFICATION IF NOT INDEMNIFIED IN THE MAIN BODY OF THE AGREEMENT.]

AGREED AND ACCEPTED

____________________________________      ______________________________________
          (Local Provider)                              (Egenera)

By:_________________________________      By:___________________________________
              (Signature)                               (Signature)

Name:_______________________________      Name:_________________________________
            (Print or Type)                             (Print or Type)

Title:______________________________      Title:________________________________

Date:_______________________________      Date:_________________________________

                                    EXHIBIT E

                              UNISYS SUPPLIER GUIDE

                            -UNISYS ALLIANCE PARTNERS

                            SUPPLIER REFERENCE GUIDE

                    FOR SHIPMENTS TO UNISYS LOGISTICS CENTERS

                          PACKAGING AND IDENTIFICATION

INTRODUCTION. The Unisys Receiving System is ISO 9000 certified, process driven, and highly automated. When information needed to handle receipt of the delivery from your company cannot be found, the receipt is rejected. Manual efforts are required to resolve these problems. This delays the timely processing of material to support your customers, and may ultimately cause the return of the shipment. These consequences may be avoided by following the guidelines outlined below.

Unisys logistics centers receive thousands of parts shipments each month. Your company's shipments are important to Unisys because we use them to service your customers worldwide. Proper packaging and marking allows Unisys to receive, stock, and utilize your parts quickly and efficiently.

These packaging and identification guidelines are provided to you as a guide to help you understand and assist Unisys in serving your customers.

                                    STANDARDS

1. It is expected that all applicable rules and regulations for packaging, packing for shipment, and shipping, will be followed. These include: Uniform Freight Classification (rail), National Motor Freight Classification (truck), and Unisys Corporation Standard 4000 5233-000 (spare parts packaging), (Title 49 of CFR); and,

2. Parts should be individually packaged and the packaging marked so that each package can be distributed one at a time, to your customers. The service parts need to be packed to protect them in the distribution environment by utilizing interior and exterior packaging which will provide adequate protection from damage during transportation, storage, and handling. In some cases, individual items may not fit this particular model and there will need to be an arrangement worked out between the two partners relative to Bin Parts and Repackaging. These types of assets could be similar to small items that could be "Kitted" or "Bulk Packed", or perhaps packaging material shipped along with the assets to be packaged at subsequent shipments. Those items and processes will need to be worked out individually with the agreement of both parties and mutually accepted process/s.

                             CATEGORIES OF PACKAGING

SMALL LOOSE PARTS

Bulk packaging should not be used. Shipments received by Unisys that are bulk packaged will be rejected.

INDIVIDUAL ELECTRONIC COMPONENTS

Components that are sensitive to electrostatic discharge (ESD) damage should be packaged in a static safe container that complies with the "ESD Protective Materials" section of this guide.

PLUG-IN BOARDS

Plug-in boards need to be protected from ESD damage by following the ESD Protective Materials section of this guide and taking appropriate protective measures which includes packing each plug-in board in a single foam-lined and reusable container.

KITS

Kits or items with accessories should be consolidated into a single container.

MODULES

Parts in this category include disk drives, cathode ray tubes, printers, monitors, keyboards, personal computers, power supplies, etc. These type parts should be packed one per reusable container with a bursting strength of 275 pounds and to take adequate precautions to protect these parts from ESD, shock, vibration and other distribution hazards.

MOTORS, TRANSFORMERS, LARGE CAPACITORS, ETC.

Large heavy parts (50 pounds or greater) should be packed one per container, which must be made from a reusable, high-strength corrugated product such as a double-wall, triple-wall, wood pack, or a combination of any/all of these.

PALLETIZED MATERIAL

Parts in this category include power modules, filters, fixed disk modules, etc., that are individually packaged. Unisys needs you to palletize packages of 100 pounds and greater for mechanical handling.

Unisys recommends that you use strapping, stretch wrap, shrink wrap, or something similar each of adequate strength to secure the load to the pallet. Corner protection from straps is also recommended for use when necessary.

                         PACKAGING QUALITY REQUIREMENTS

Unisys needs you to use these packaging quality requirements for all service parts.

CLEANLINESS

It is expected that all parts will be clean and free from foreign materials such as dirt, flux, toner, and dust. Unisys also recommends that all labels, tags and stickers (other than mandatory regulatory items) are removed.

PACKAGE DESIGN

Unisys needs you to use package design that will enable Unisys to easily remove parts for inspection purposes (and reinsert them in the package) without damaging or destroying the package.

Parts should also be packed packaged in proper size containers to prevent damage and shifting within the container.

HANDLING HAZARDS

Containers should be kept free from handling hazards, such as staples, loose banding, protruding nails, etc.

INTERNAL PACKAGING MATERIAL

Loose fill materials, such as sawdust, excelsior, peanuts, shredded paper, newsprint, and similar materials should be avoided. Movable parts within an assembly should be secured to insure no damage during handling.

Adequate padding or cushioning of items with sharp points or protrusions should be provided to prevent damage to wraps or containers.

                            ESD PROTECTIVE MATERIALS

Electronic assemblies should be stored and shipped in a sealed static shielding bag according to the attached standard. Static shielding (Faraday Cage) is an electronically continuous conductive enclosure that provides electrostatic shielding, i.e. a region of no electrostatic field. Bags manufactured from Pink-Polly and #4000-0036 (electrostatic discharge damage prevention) black Velostat do not qualify as static shielding. It is recommended that the bag be sealed with a non-removable static warning label.

The static shielding bag should not be used as a shipping or storage container and the shielded parts should be over-packed.

Unisys recommends that you use the following procedure for closing the static shielding bag.

      1. Select a bag size that will provide a minimum of 1"overlap on the open end of the bag when the part is enclosed.

      2. Fold the open end over and secure it with a label that designates "Static Sensitive Part" AND the Supplier Package Seal label.

                          HAZARDOUS/RESTRICTED MATERIAL

UNISYS DOES NOT RECEIVE OR SHIP HAZARDOUS MATERIAL.

                         PART IDENTIFICATION AND MARKING

Unisys needs you to use clear legible markings of adequate size, which can be read by a person with normal, unaided vision. Unisys needs you to mark each part with the Unisys part number and your company's part number. Unisys needs you to put the Unisys part number on the outside packaging of all parts, packaging and packing lists.

EXTERIOR PART IDENTIFICATION AND MARKING

Unisys needs you to mark exterior containers or loads (label, stencil, printed) with the following information:

      a.    Your company's name

      b.    Piece _____ of _____

      c.    Ship To address

      d.    Ship From address

      e.    Special handling notations (e.g. Fragile, ESD Sensitive, etc.)

INDIVIDUAL PART IDENTIFICATION AND MARKING

Unisys needs you to mark all primary individual unit containers with the following information:

      a.    UNISYS PART NUMBER

      b.    YOUR COMPANY'S PART NUMBER

      c.    QUANTITY

      d. INTERNATIONAL SHIPPING SYMBOLS, SUCH AS "FRAGILE", "THIS END UP", ETC., WHEREVER APPLICABLE.

                               LABEL REQUIREMENTS

SUPPLIER PACKAGE SEAL LABEL

Unisys recommends you to seal all primary individual unit containers with a your company's (or your parts provider's) Package Seal Label" to ensure part integrity and as a means of identifying the source of the part which information will be used by your company and Unisys to track and analyze failures, and to control inventory. This seal may be a label or special sealing tape.

PACKAGE SEAL REQUIREMENTS

Unisys recommends you affix a Package Seal to the internal (example, anti-static bag) and external (example, outer carton) packaging used with service parts shipped to all facilities designated by Unisys. The purpose of the dual seals is to demonstrate your company's commitment to the integrity of service part quality for parts transported into Unisys logistics centers. The inner package seal is particularly critical in providing part integrity, minimizing re-certification costs and to help identify problems with your company's sources. Unisys recommends you affix a Package Seal to the internal and the external packaging at all points of entry to the packaging used with the following categories of service parts:

      a.    Electronic Assemblies

      b.    Electronic Subassemblies

      c.    Electromechanical Assemblies

      d.    Electromechanical Subassemblies

      e. Power Supplies with exposed electronic parts (i.e. not contained or covered)

      f.    Cable with exposed electronic assemblies or parts

                                  PACKING LISTS

The Unisys logistics centers will utilize the Packing List to authenticate and verify the contents that your company shipped to Unisys. These logistics centers handle thousands of supplier receipts a month and Unisys wants to minimize the corresponding discrepancy rate. Incomplete packing lists or no paperwork are major contributors to these discrepancies.

PACKING LIST

UNISYS NEEDS YOU TO INCLUDE THE FOLLOWING ON THE PACKING LIST:

      a.    YOUR COMPANY'S NAME AND ADDRESS

      b.    YOUR COMPANY'S ORDER/REFERENCE NUMBER

      c.    YOUR COMPANY'S PART NUMBER

      d.    UNISYS PART NUMBER

      e.    UNISYS PURCHASE ORDER/REFERENCE NUMBER

      f.    QUANTITY SHIPPED/BACKORDERED

If your company's packing list is computer-generated and cannot accommodate the Unisys part number, then Unisys needs you to use the ship to attention line or comment section to indicate the Unisys part number. Unisys needs you to ensure that the Packing List accompanies each shipment and be placed inside the container and on top of the parts or if necessary securely fastened to the outside of the container. Unisys needs you to mark clearly the box containing the packing list with the following: PACKING LIST INSIDE SHIPPING CONTAINER.

If you ship multiple containers, we STRONGLY REQUEST a Packing List on each container based on all multiple packages may not arrive the same day.

                               SHIPPING CONTAINER

Unisys needs you to mark clearly each container with the following information. This information is particularly important if there are multiple containers to the shipment.

      a.    Unisys address

      b.    Your company's name and address

      c.    Unisys Purchase/Reference Order number(s)

      d.    Carton _____ of _____ or pallet _____ of ______.

      e.    The number of packages per pallet

Unisys needs this information on all four sides of shipments that are on pallets.

All shipments to Unisys must be pre paid

                                    EXHIBIT F
                           SAMPLE PARTS RECONCILIATION
                               LETTER OF AGREEMENT

                                                      Date: __________ __, 20__

Egenera, Inc.
(ADDRESS)

      SUBJECT: LETTER OF ACCEPTANCE BETWEEN EGENERA, INC. ("EGENERA") AND UNISYS CORPORATION ("UNISYS") FOR THE RECONCILIATION OF THE SPARE PARTS INVENTORY OWNED BY EGENERA THAT IS MANAGED AND MAINTAINED BY UNISYS ON EGENERA'S BEHALF.

Egenera and Unisys entered into a Master Services Agreement, dated ________ ____, 200_ under which Unisys provides certain on-site hardware support remedial maintenance and logistics services to Egenera (the "Master Services Agreement").

Company and Unisys agree that the spare parts that were consigned to Unisys by Company to perform the Services have been fully accounted within the parameters of the shrinkage allowance in the Master Services Agreement.

Egenera and Unisys agree that Unisys has no further financial responsibility for lost Parts during the previous ________ (__) month measurement period ending _____________ __, 200_, (the "Measurement Period"). If Unisys finds any lost Parts unaccounted for in the previous Measurement Period which Unisys paid Egenera the applicable amount over and above the allowed shrinkage, Unisys will be credited for these found Parts as described in the Master Services Agreement.

Please have an authorized representative of Egenera confirm the Egenera's agreement with the provisions of this letter by signing two (2) original copies, and returning both to Unisys Corp., Unisys Way, Blue Bell PA, 19424 to the attention of Ronald Schwartz, GIS Alliance Contracts Manager, M/S #E6-129.

Agreed and Accepted:

UNISYS CORPORATION                     EGENERA, INC.

By:    /s/ Everett A. Dyer             By:    /s/ Al Lanzetta
   --------------------------------       ------------------------------
Name:  Everett A. Dyer                 Name:  Al Lanzetta

Title: VP & GM GIS North America       Title: Vice President, Egenera Enterprise
                                       Services

Date: 6/27/03                                Date: June 24, 2003

                               AMENDMENT NUMBER 1
                        TO THE MASTER SERVICE AGREEMENT
                             DATED JUNE 27TH, 2003
                     BETWEEN UNISYS CORPORATION ("UNISYS")
                         AND EGENERA, INC. ("EGENERA")

                                    RECITALS

This Amendment is effective as of the later date of signature when signed by the authorized representatives of both parties (the "Effective Date") by and between Egenera, Inc., a Delaware corporation with a principal place of business at 165 Forest St., Marlboro, MA 01752 ("Egenera"), and Unisys Corp., with a principal place of business at Unisys Way, Blue Bell, PA 19424 ("Unisys").

Egenera and Unisys have entered into an Agreement under which Unisys provides certain on-site hardware support remedial maintenance services to Egenera's End Users (the "Agreement").

Intended to be legally bound, Egenera and Unisys agree to amend the Agreement as referenced in Terms and Conditions herein.

                               TERMS & CONDITIONS

1. REPLACE EGENERA REFERENCE IN SECTION 4.1 PROGRAM MANAGERS, IN THE AGREEMENT, AS FOLLOWS;

      Egenera:    Director of Technical Operations
                  CJ Rotella165 Forest St.
                  Marlboro, MA  01752
                  Phone: 508-858-3164
                  After Hours: 866-301-3117

2. REPLACE EGENERA REFERENCE IN SECTION 4.2 CONTRACT ADMINISTRATORS, IN THE AGREEMENT, AS FOLLOWS;

      Egenera:    Director of Technical Operations
                  CJ Rotella
                  165 Forest St.
                  Marlboro, MA 01752
                  Phone: 508-858-3127

3. DELETE SECTION 9.4 PARTS, FROM THE AGREEMENT IN ITS ENTIRETY, TO REFLECT CHANGE FROM UNISYS TO 3RD PARTY PARTS LOGISTICS SUPPORT.

4. DELETE THE LAST SENTENCE IN SECTION 10.1 ENGINEERING CHANGES, IN THE AGREEMENT, TO REFLECT CHANGE FROM UNISYS PARTS LOGISTICS SUPPORT, TO 3RD PARTY SUPPORT.

5. REPLACE THE EXHIBIT A SERVICE SOLUTION DESIGN DOCUMENT IN THE AGREEMENT, WITH THE REVISED EXHIBIT A SERVICE SOLUTION DESIGN DOCUMENT, AS ATTACHED. MAJOR CHANGES ARE REFERENCED AS FOLLOWS;

A) REPLACE LEVEL 2 HARDWARE SUPPORT IN SECTION 2.2.3 OF EXHIBIT A IN THE AGREEMENT, WITH THE REVISED LEVEL 2 HARDWARE SUPPORT IN SECTION 2.2.3, AS FOLLOWS;

      LEVEL 2 HARDWARE SUPPORT:

      The Unisys TAC (CSC) worldwide will support the on site technicians if they are unable to resolve hardware related problems. The CSC may on specific calls need remote connection to an Egenera Services server to support customer problem resolution. Egenera will make such access available when requested by the Unisys CSC. In the event Egenera is unable to provide such access at the requested time, the call shall be transferred to Egenera. Where access has been provided to the CSC and appropriate resolution to the call cannot be reached, the CSC will escalate the problem to Egenera in accordance with Section 3.1 herein.

B)    REPLACE SECTION 2.4 OF EXHIBIT A IN THE AGREEMENT, WITH THE REVISED
      SECTION 2.4 OF EXHIBIT A, AS FOLLOWS;

      2.4 At the beginning of each week, Unisys shall provide Egenera's Vice President of Global Services with legible copies of Unisys's service call activity reports from the previous week. The data will be extracted from the Unisys CMS system and include the following:

      - Over view - Number of Calls phone fixed vs. On-site visits by month; by quarter

      - Detail Report

            - Call Number [ticket#]

            - Customer / site / Bladeframe number / element in frame

            - Diagnosis and the fix

            - Initial Contact Response time

            - On-site Response time

            - Parts used

C) DELETE EXHIBIT A-6 SPARING LEVELS FOR SERVICE PROVIDERS, FROM THE AGREEMENT; THIS IS NOT IN USE.

D) REPLACE THE "PREREQUISITES" SECTION IN EXHIBIT A-7 TRAINING, IN THE AGREEMENT, WITH THE REVISED "PREREQUISITES" SECTION IN EXHIBIT A-7 TRAINING, AS FOLLOWS;

      PREREQUISITES

      Students attending this course should have experience in the following areas:

      1.    Will have read BladeFrame Technical Overview

      2. Have experience with the Linux Operating System, or other Unix based operating system and will have completed the three (3) basic Linux Unisys University courses

            a)    Course # 4555 Linux Getting Started

      b)    Course # 4533 Linux Fundamentals

      c)    Course # 4615 Linux Basic Networking

      3.    Have basic understanding of Linux Network Administration issues

      4.    Processing Area Network (PAN) administrators

      5.    Logical Processing Area Network (LPAN) administrators.

      6.    BladeFrame Application Developers

e) REPLACE THE FIRST LEVEL ESCALATION SECTION IN EXHIBIT A-9 CURRENT SERVICE PROVIDER SUPPORT INFORMATION, IN THE AGREEMENT, WITH THE REVISED FIRST LEVEL ESCALATION SECTION IN EXHIBIT A-9, AS FOLLOWS;

FIRST LEVEL ESCALATION:

[**]                                              [**]

EXCEPT AS PROVIDED IN ABOVE TERMS & CONDITIONS, THE AGREEMENT REMAINS
UNMODIFIED.

UNISYS CORPORATION                           EGENERA INC.

BY: /s/ STEPHEN MARTIN                       BY: /s/ THOMAS F. SHEEHAN
    --------------------------------             -------------------------------

TITLE: VP & GENERAL MANAGER                  TITLE: CHIEF FINANCIAL OFFICER

DATE: 3/23/04                                DATE: 3/26/04

                  EXHIBIT A: SERVICE SOLUTION DESIGN DOCUMENT

The purpose of this Exhibit A is to establish the additional terms and conditions under which Egenera agrees to provide Unisys with replacement spare parts, training, Level 2 software support and Level 3 technical support (collectively, "Egenera Maintenance Offerings") and Unisys agrees to use such Maintenance Offerings to provide, as a subcontractor to Egenera, Level 1 hardware and software support and Level 2 hardware technical support and installation services to designated Egenera maintenance Customers who are under contract with Egenera to receive the Services defined in this Service Solution Design Document. (Such Level 1 and Level 2 Hardware Support are sometimes hereinafter referred to as Unisys' "Maintenance Services".) Egenera hereby authorizes Unisys, in accordance with the terms of the Master Services Agreement and this Exhibit, to use Egenera's Maintenance Offerings to maintain such Customers' Products specified in writing by Egenera (hereinafter "Customers"). Any other use of the Egenera Maintenance Offerings is prohibited.

1.    DEFINITIONS

      "EGENERA HARDWARE" means the standard Egenera-labeled hardware offered for sale by Egenera.

      "EGENERA SOFTWARE" means the standard Egenera labeled software, in object code form, including firmware and software embedded in the Egenera Hardware, and certain related documentation (including CD-ROM duplicates), that Egenera licenses to operate in combination with the Egenera Hardware.

      "EGENERA PRODUCTS" means Egenera Hardware and Egenera Software.

      "ENTERPRISE SERVICE" means the service described in EXHIBIT A-1 hereto, which Unisys agrees to provide on the specified Products of a designated Customer.

      "ENTERPRISE PPM SERVICE" means the service described in EXHIBIT A-2 hereto, which Unisys agrees to provide on the specified Products of a designated Customer.

      "FRU" means "Field Replaceable Unit". It is an Egenera Hardware component designed for replacement by Unisys. It requires technical expertise to replace. This may include training, detailed work instructions and diagnostic and mechanical tools "INSTALLATION SERVICES" means "Basic Set-Up" (setting up and powering up the Egenera Hardware, and booting up the operating system of the Egenera Hardware) as more fully described in EXHIBIT A-5 hereto, which Unisys agrees to provide on the specified Products of a designated Customer.

      "OPEN SOURCE MATERIALS" is a Third Party Software that is supplied under open-source software license agreements, such as the GNU Public License, including any modifications to such software made by Egenera.

      "PRODUCTS" means Egenera Hardware, Egenera Software and, unless differentiated, Third Party Software set forth in EXHIBIT A-11, which may be amended upon the written agreement of the parties from time to time.

      "MOI" means Manufactured Own Inventory described in Exhibit A-5.

      "SOFTWARE PRODUCT" means Egenera Software and, unless differentiated, Third Party Software (Linux Open Source Software).

      "STANDARD WARRANTY SERVICE" means the service described in EXHIBIT A-3 hereto, which Unisys agrees to provide on Products on the specified Products of a designated Customer that are still covered by Egenera's standard warranty.

      "SEVERITY LEVEL 1" means a service event where there has been a total Egenera system failure (e.g. system crashes or locks up.)

      "SEVERITY LEVEL 2" means a service event where a major function of the Egenera system is critical and not working.

      "SEVERITY LEVEL 3" means a service event where there is a "bug" within the functional component of the Egenera system, but there is a workaround solution.

      "SEVERITY LEVEL 4" means a service event where there is a minor error in the Egenera system or the system's improper operation is causing inconvenience to the Customer, such as documentation errors.

      "SEVERITY LEVEL 5" means an Egenera Hardware or Egenera Software enhancement request by the Customer.

      "MAINTENANCE UPDATES" consist of generally released bug fixes, patches, maintenance releases, updates and related documentation that Egenera, as a component of LEVEL 3 SUPPORT, provided on the Egenera CRM system or distributed by normal overnight courier to those designated Customers to whom Egenera is under contract to provide Standard Warranty Service, Software Subscription Service, Enterprise PPM Service or Enterprise Service. Maintenance Updates may not include patches, fixes, updates or upgrades to Third-Party Software. Each new Maintenance Update is identified by the first numeral to the right of the decimal point, with the newer Maintenance Update having the larger numeral (e.g. Maintenance Update 2.5.2 is newer than 2.5.1). Such Maintenance Updates are licensed by Egenera only in accordance with the terms and conditions of the SOFTWARE LICENSE set forth in EXHIBIT A-10 hereto.

      "SOFTWARE UPGRADES" consist of either (1) a generally available "Major Release", which is intended to provide significant functionality enhancements as well as incorporate cumulative bug fixes and patches since the most recent release of the Egenera Software or (2) a generally available "Minor Release", which is intended to provide incremental functionality enhancements as well as incorporate cumulative bug fixes and patches since the most recent release of the Egenera Software. Egenera will only distribute the

      Software Upgrades to those Customers with which Egenera has a one-year service contract to provide Software Subscription Service, Enterprise PPM Service, or Enterprise Service. Such Software Upgrades are licensed by Egenera only in accordance with the terms and conditions of the SOFTWARE LICENSE set forth in EXHIBIT A-10.

      "TAC" means a Technical Assistance Center.

      "THIRD PARTY SOFTWARE" means software provided by Egenera that is labeled with another company's name and is not owned by Egenera. Linux Open Source Software is an example of Third Party Software.

      "PPM" means Principal Period of Maintenance for nine contiguous hours between the hours of 7:00 AM to 6:00 PM at the End User location where Unisys has agreed to provide services under this Agreement or a Local agreement, Monday through Friday, excluding the following holidays: New Years Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day in the US and locally recognized holidays in the Local Provider's territory.

2.    UNISYS RESPONSIBILITIES

2.1 Unisys shall act as the direct contact point and interface with designated Customers for all Product-related Maintenance Services, including, but not limited to, responding to error correction requests. For each Customer service incident, Unisys will generate a Call Management System (CMS) ticket on its own CMS system and enter in all of the details of the Product related problem and attach logs that are necessary to debug the problem. Assistance provided by Egenera shall be in accordance with
      ARTICLE 3 hereof and may only be requested by Unisys' TAC except in the Asia Pacific Theater, where the Unisys TAC will not be engaged.

2.2 The on-site and remote LEVEL 1 and LEVEL 2 SUPPORT Unisys shall provide to each designated Customer as part of its Maintenance Services shall consist of the following:

      2.2.1 Unisys must diagnose a Product problem to the failing FRU and in accordance with the Manufacturers Owned Inventory (MOI) process described in EXHIBIT A-5 for the use and disposition of defective Parts in the respective Theaters.

      2.2.2 Unisys must provide all on-site services the designated Customer requires as defined in this SOW on the specified Products, including, but not limited to, the installation of all Products, exchange or replacement of malfunctioning Product parts or components, and the furnishing and installation of all Egenera-supplied Field Change Orders ("FCOs") will be separately priced). Egenera will pay Unisys on a time and materials basis for non-remedial Field Change order replacements requested by Egenera. In such cases, Egenera shall provide Unisys the necessary instructions and materials at Egenera's expense.

      2.2.3 The Level 1 and Level 2 Support to be provided by Unisys at the designated Customers sites on the specified Products and from its Technical Assistance Center shall also consist of the following:

      LEVEL 1 SUPPORT: Unisys shall:

- Customer call home email will be monitored by Egenera Technical Services and forwarded to Unisys via Support On line or an 800 number in the U.S. or a local telephone number outside the U.S.

- receive all Services related calls from the Customers via Support On Line or an 800 number in the US or a local telephone number outside the US,

- log all calls from the Customers into the Unisys Call Management System (CMS) and provide therein a full description of the Product related problem and the actions taken to resolve it,

- verify the entitlement and complete the necessary procedures for time and material invoicing when necessary, and

- answer configuration questions, most of which would fall into the following categories:

      -     Site Survey related questions - power, cabling and the like

      -     Bladeframe Architecture questions

      -     PanMgr Configuration Questions

      - RedHat Linux related configuration questions-operational help and known problem fixes as indicated in Egenera's knowledge base accessed via the Web or Red Hat's web site

      -     TCP/IP Networking related questions

      - If it is an installation/on-site request from the Customer, dispatch qualified Unisys personnel

      - If it is a hardware Product issue (dead cblade, pblade, sblade), Unisys must troubleshoot the problem, and dispatch appropriate part/personnel.

      -     Request the Customer to run "save_state.sh" and ftp the logs

      - Identify feature Enhancement requests from its Customers and funnel them to Egenera Corporate via CMS.

      LEVEL 2 HARDWARE SUPPORT:

      The Unisys TAC (CSC) worldwide will support the on site technicians if they are unable to resolve hardware related problems. The CSC may on specific calls need remote connection to an Egenera Services server to support customer problem resolution. Egenera will make such access available when requested by the Unisys CSC. In the event Egenera is unable to provide such access at the requested time, the call shall be transferred to Egenera. Where access has been provided to the CSC and appropriate resolution to the call cannot be reached, the CSC will escalate the problem to Egenera in accordance with Section 3.1 herein.

      2.2.4 RESPONSE TIMES OF LEVEL 1 and LEVEL 2 HARDWARE SUPPORT: Unisys shall respond to LEVEL 1 and LEVEL 2 related Product problems within the response time requirements specified in EXHIBITS A-1, A-2 AND A-3, as applicable.

2.3 Unisys must designate one primary and two secondary TAC technical support personnel to act as the direct contact and interface with Egenera on Unisys Maintenance Service issues.

2.4 At the beginning of each week, Unisys shall provide EGENERA'S VICE PRESIDENT OF GLOBAL SERVICES with legible copies of Unisys's service call activity reports from the previous week. The data will be extracted from the Unisys CMS system and include the following:

      - Over view - Number of Calls phone fixed vs On-site visits by month; by quarter

      -     Detail Report

      - Call Number [ticket#]

      - Customer / site / Bladeframe number / element in frame

      - Diagnosis and the fix

      - Initial Contact Response time

      - On-site Response time

      - Parts used

2.5 Before requesting Maintenance Service related assistance from Egenera, Unisys must first:

      2.5.1 ensure that all applicable Hardware Product diagnostic routines have been executed and verify the existence of the error;

      2.5.2 ascertain and document the conditions under which a Software Product problem may be duplicated;

      2.5.3 identify and specify in writing the processes required to duplicate a reported Product problem;

      2.5.4 if using its own system, call Egenera when the calls are being escalated to Egenera Engineers. Unisys shall handle all Level 1, and all Level 2 Hardware service calls. In order to receive Level 3 Support from Egenera, Unisys must escalate the applicable unresolved service call to Egenera and contacting Egenera's TAC by calling the appropriate telephone number specified in Egenera's then-current escalation procedures, a current copy of which is attached as Exhibit A-9. Unisys will also enter the call via the Web into the Egenera CMS.

3.    EGENERA RESPONSIBILITIES AND TECHNICAL SUPPORT SERVICES

3.1 Egenera will use its reasonable efforts in the form of Level 2 Software support and LEVEL 3 SUPPORT to assist Unisys in the resolution or verification of Egenera Product problems reported by Unisys at a designated Customer site. Such support shall be available to Unisys, via telephone, formatted E-mail or fax, during Unisys's selected, local time coverage hours. In order to receive Level 2 Software Support and LEVEL 3 SUPPORT, Unisys must first escalate an unresolved Product problem to Egenera and contact Egenera's TAC by calling the Egenera designated telephone number. THE LEVEL 2 AND 3 SUPPORT assistance Egenera shall provide Unisys shall consist of the following:

      LEVEL 2 SOFTWARE SUPPORT:

      -     analyze save state outputs

      -     conduct Crash dump analysis

      -     debug Storage related interoperability issues

      -     debug Application related interoperability issues

      LEVEL 3 SUPPORT:

      - Egenera shall create a Bug Track ticket and escalate the call to Egenera Engineering.

      - If requested, Egenera shall provide reasonable assistance to Unisys in its efforts to resolve Product problems that Unisys's TAC did not resolve.

      - Egenera shall escalate save_state relate issues seeking clarity and feedback to help diagnose problems.

      - If deemed necessary by Egenera, at Unisys's request, Egenera shall make an Egenera Technical Service Engineer ("TSE") available to assist Unisys at the Customer's site at no charge to Unisys.

      - Egenera shall provide Unisys with Maintenance Updates. Egenera is responsible to distribute these updates to Unisys and the end user.

      - Egenera's Maintenance Offerings and related services hereunder apply only to and only cover Egenera's then-current Major release of the Egenera Software and the immediately preceding Major release. Egenera is responsible to distribute Software Upgrades to Unisys and the end user.

3.2 THIRD PARTY SOFTWARE PROBLEMS: Unless Unisys has a technical service relationship with Red Hat, Inc., Unisys should report unresolved Red Hat, Inc. Third Party Software related Product problems to Egenera rather than to Red Hat, Inc.

3.3 For a minimum of thirty (30) days from the date Unisys Services are initiated in a specific geographic area and at no additional charge, Egenera will make a Technical Support Engineer available to assist with:

      -     Site Surveys

      -     Installations

      -     Level 1 and Level 2 Technical Support to SP and the Customer

      -     Customer on-site service calls if required and requested by Unisys

3.4 Egenera shall provide a training instructor to deliver the Egenera BladeFrame System Administration, Blade Frame Troubleshooting and Blade Frame Installation courses to Unisys at Unisys's site in the country where the Services are to be performed. The course will last approximately 5 days. Such training shall coincide with the Egenera's first shipment of applicable Product within a territory covered by the Master Agreement. Any course updates, which will require additional Unisys training, will be at Egenera's expense. This additional training will be either instructor led or via CBT per mutual agreement.

3.5 At a mutually agreeable time, Egenera shall also provide training at Unisys's site on how to conduct business in the following areas:

      -     MOI procedures (Unisys will train Egenera on this process)

      -     Escalation procedures

      -     Parts ordering procedures

      -     CMS, Automated Call Distribution ("ACD") & other tools

      -     Placing a call to Egenera Technical support center

      -     Physical BladeFrame(TM) installation

      -     BladeFrame(TM) troubleshooting

      -     New Product introduction

3.6 Egenera reserves the right to determine the date, time, method and content of all training provided hereunder. All training shall be conducted in the English language. All Unisys personnel receiving training shall be fluent in the English language. Unisys agrees to secure any labor permit or other authorization required for Egenera's personnel to provide any training or maintenance/support assistance it may provide Unisys in the Territory.

4.    EGENERA'S SPARE PART REPLACEMENT PROCESS

      Egenera agrees to provide Unisys with the ability to order required spare parts (FRUs) for the Products, directly from the Egenera logistics partner, UPS, in accordance with the Master Services Agreement, Exhibit A-5 hereto, and the following:

4.1 BladeFrame hardware Product components are identified as FRUs. FRUs (Field Replaceable Units) require a Unisys Technical Service Engineer to replace. If the failing part is a FRU, the Unisys Technical Service Engineer will perform the replacement.

4.2 All Egenera manufactured parts handled by Unisys will remain the property of Egenera.

4.3 Unisys is responsible for returning all defective FRU parts to Egenera's in country freight forwarder, except in the Asia Pacific Theater, where non-defective Parts are held at the Client's site, and defectives are left at the Client's site after a repair service is completed. Unisys will return the part to the carrier within nine (9) days after Customer's receipt of the replacement spare part. The replacement spare part packaging must be utilized to return the replaced part. Egenera will be the importer of record for returning the Part to the US. Egenera is responsible for all local taxes and duties relating to imports into the U.S.

5.    CALL FLOW

                                  [FLOW CHART]

This call flow depicts the events relative to warranty and post warranty services delivered by Unisys on behalf of Egenera to their End Users.

For Services under this Agreement, Egenera will contract directly with their End Users, by enrolling Covered Equipment under a Egenera maintenance plan, in accordance with this SOW.

Unisys shall take first call from Egenera End Users, entitle the caller based on accepted orders under this Agreement and determine if the problem is in the server. If the problem is not server related, Unisys will transfer the service call to Egenera.

The Egenera end user will place the service call with Unisys utilizing one of the following means:

1) The Unisys web based call entry tool (Support On Line). Each of Egenera's end users will be set up with their own Support On Line sub-account access by Egenera in order to place service calls and view their open calls and call history. Egenera will train their end users in the use of Support On Line.

2) An 800# telephone facility in the US or a local telephone number outside the US. When Support On Line is not available, the end user will call the Call Reception Center (CRC) to place their service requests. Voice calls will be directed to the appropriate Unisys CRC.

The CRC will capture information about the End User and the reported problem and will open a service request to the Unisys CSC (Support on Line will automatically route the call to the CSC). The CSC may contact the End User directly to investigate the problem and to determine what resolution is required to resolve the reported symptom. If the CSC is required and is able to resolve the problem over the telephone (generally a software reconfiguration problem or known fix), they will close the ticket in their call management system. If the problem is hardware related and a part is required, the CSC will diagnose to the FRU level and contact the CRC to re-route the call to the Action Center. The CRC will update the call in SRMS with the recommended part and route to the Action Center. If the CSC or the Action Center requires assistance in diagnosing a problem on site they will request having the call routed to the field as "Labor only". This will be stated in the call notes and a CSR dispatched on site accordingly.

When the call is rerouted to the Action Center from CSC, it will either recommend a specific part be ordered or state "Labor only". If a part is requested the Action Center will place the order on GLS. In the US an email will be sent to CPAC alerting them to the order. CPAC will then, using the directions enclosed in the email, order the needed part(s) from UPS to be shipped directly to the end user location or the CSR. In Europe the CRC rather than CPAC will create the parts order, contact UPS for the parts shipping details and update the Global logistics System with the shipping details. In all cases, the Action Center will dispatch the call to the appropriate Unisys field service unit. The Action Center will then update the call with call status. SRMS will dispatch a Unisys Customer Service Representative ("CSR") to meet the part at the client site. The CSR will restore the unit utilizing the part, or, if dispatched by the CSC, will contact the

CSC to assist in troubleshooting at their direction. If a part was utilized, the CSR should fill out the enclosed Egenera return tag and affix any labeling as per enclosed instructions.

In the US, each repairable replacement part will come with a preprinted waybill to be used for the return of the defective part directly to Egenera. Once the unit is restored, the CSR is to close the call in SRMS with model number and serial in and out information along with the return waybill number. The CSR is responsible to get this FRU part to the designated carrier for return to Egenera.

In Europe each repairable replacement part will come with a preprinted waybill to be used for the return of the defective part directly to the UPS stocking location in country that supplied the part. The CSR will then place a call to UPS to request the pickup of the defective and will record the pickup request reference number on call closure in SRMS.

In the Asia Pacific Theater, the CRC will capture information about the End User and the reported problem and will open a service request to the local in country CSR (Support on Line will automatically route the call to the CSR). If the problem is hardware related, the CSR will diagnose to the required FRU and will use spares located on site. Upon completion of the call the CSR will record the serial in / out information in SRMS. The CSR will then contact the PMO if email details are needed, and inform them of the part usage. The CSR should fill out the enclosed Egenera return tag and place the defective back into the existing packaging ready for shipment. The PMO will then contact Egenera to have them arrange for the replacement of the defective If the call is software related, the CSR will resolve the issue over the telephone.

If the CSR is unable to resolve the hardware problem, the CSR will contact the CSC If 3rd level support is necessary for Egenera hardware or software problems, the CSC (or the CSR in the Asia Pacific Theater) will request support from Egenera by calling a toll-free number provided in advance by Egenera and also enter the service request in the Egenera CMS as is shown in Exhibit A-9. The Egenera ticket number should be cross-referenced to the Unisys ticket number in each system.

                                  EXHIBIT A-1
                         ENTERPRISE SERVICE (24X7X365)

SERVICE ACTIVITY                               SERVICE LEVEL RESPONSE BY UNISYS
----------------                               --------------------------------
24 X 7 X 365 ON SITE                      Four (4) hours from Initial Customer contact

PART REPLACEMENT DELIVERED TO SITE        Four (4) hours from Initial Customer contact

24 X 7 X 365 TELEPHONE SUPPORT FROM       One (1) hour by telephone call (English)
RECEIPT OF CUSTOMER CALL

SOFTWARE UPGRADE INSTALLATION             Five (5) business days from Customer request

PROBLEM RESOLUTION PROCESS
Severity 1 and 2                          24 x 7 x 365 per mutually agreed escalation process
Severity 3 and 4                          24 x 7 x 365 per mutually agreed escalation process
Severity 5                                24 x 7 x 365 per mutually agreed escalation process

QUARTERLY REVIEW WITH CUSTOMER (See       Within ten (10) business days of Quarter's end
EXHIBITS A-8  and A-8-1.)

INSTALLATION (See EXHIBIT A-4 for         Five (5) business days from Customer request
description.)

                                  EXHIBIT A-2
            ENTERPRISE PRINCIPAL PERIOD OF MAINTENANCE (PPM) SERVICE

SERVICE ACTIVITY                               SERVICE LEVEL RESPONSE BY UNISYS
----------------                               --------------------------------
ON SITE                                   Four (4) hours from Initial Customer contact during PPM

PART REPLACEMENT DELIVERED TO SITE        Four (4) hours from Initial Customer contact during PPM

PPM TELEPHONE SUPPORT FROM RECEIPT        One (1) hour by telephone call during PPM (English)
OF CUSTOMER CALL

SOFTWARE UPGRADE INSTALLATION             Five (5) business days from Customer request

PROBLEM RESOLUTION PROCESS
Severity 1 and 2                          24 x 7 x 365 per mutually agreed escalation process
Severity 3 and 4                          24 x 7 x 365 per mutually agreed escalation process
Severity 5                                24 x 7 x 365 per mutually agreed escalation process

INSTALLATION (See EXHIBIT A-4 for         Five (5) business days from Customer request
description.)

                                  EXHIBIT A-3
                           STANDARD WARRANTY SERVICE

SERVICE ACTIVITY                                     SERVICE LEVEL RESPONSE BY UNISYS
----------------                                     --------------------------------
PART REPLACEMENT DELIVERED TO SITE                Next Business Day

INITIAL RESPONSE FROM RECEIPT OF CUSTOMER
CONTACT VIA EMAIL/CALL HOME
   Received During Normal Business Hours          Two (2) hours by telephone call

PROBLEM RESOLUTION                                Continuous effort during normal business
                                                  hours as required by Egenera

SOFTWARE MAINTENANCE UPDATE INSTALLATION          Installed by Customer

                                  EXHIBIT A-4
                                  INSTALLATION

GOAL OF INSTALLATION

Confirm that a BladeFrame is physically installed and that at least one pServer boots up from some operation system stored on an external storage. In order to achieve the goal, use the following resource names temporarily if relevant resource names are not finalized.

      LPAN        lpan1
      PServer     pserver1
      Vswitch     sw1

SERVICE ACTIVITIES

Unisys shall conduct the following installation activities in accordance with the instruction of a BladeFrame selling agency or a contractor for the installation.

1.    PRE-SITE SURVEY

      Unisys shall attend Pre-site survey and check the following items with Customer and selling agency

- moving path and floor space

- power source and connector

- external storage and external network (vendor, model, configuration)

- IP resources                          (panmgr, cb1 and cb2, gw, netmask, etc.)

- BladeFrame resource definition        (lpan, pServer, etc.)

- mailing resource                      (Call Home)

- facilities for online support         (dial-up line and relevant facilities)

2.    INSTALLATION

- Physically unpack BladeFramea and Blades from shipping containers

- Physically position BladeFrame and Install BladeFrame software

- Run an internal verification program (IVP) for 2hours

- Gather IVP log, save_state output

- Delete IVP

- Gather Customer info.

- Register an installation record on SRMS and create an installation report

                                  EXHIBIT A-5
                       MOI AND PART REPLENISHMENT PROCESS

GENERAL:

      1. Egenera will define the quantity and location of spare parts it requires UPS to hold in order to support its customer installed base, and ship these initial spare parts to the UPS defined delivery address.

      2. Unisys will return the defective part to the Egenera carrier within [**] after use of the replacement spare in the US and within [**] outside the US. Egenera's freight forwarder will be responsible for creating the commercial invoice for the return part shipment. Parts not received by Egenera's freight forwarder will be governed by the terms of the Master Service Agreement. Egenera will provide Unisys with a periodic list of outstanding unreturned parts to be researched.

      3. In the Asia Pacific Theater, Egenera will maintain Parts at Client locations.

PROPOSED LOGISTICS FRU PARTS FLOW FOR PARTS HELD AT UPS

      a.    Unisys determines the part requirement based on end user input.

      b. The Unisys Action Center will order the replacement part through GLS (or through the CSR in the Asia Pacific Theater) from inventory positioned by Egenera and stocked by UPS. (Parts are held on-site in the Asia Pacific Theater)

      c. The replacement part ships with a pre-addressed, pre-paid return airbill inside the box to the end user site.

      d. The CSR will meet the FRU part at the end user site, performs the repair and closes the call in SRMS reflecting parts usage.

      e. The CSR then repackages the defective FRU placing the enclosed waybill on the outside of the box. In the US the CSR would then drop the package at an authorized UPS drop point, i.e. Mailboxes Etc, UPS, Staples. In Europe the CSR at call completion would call UPS and request a package pickup and record the pickup reference number at the time of call closure in SRMS along with SI/SO and waybill number information.

TO ENABLE THIS PROCESS, THE FOLLOWING MUST OCCUR:

      a) Egenera will define the quantity and location of spares parts it requires UPS to hold in order to support its customer installed base.

      b) Unique part numbers must be generated to allow the receipt of parts into the Unisys Global Logistics System (GLS). These can be requested via the Unisys GLS website that will be established for Egenera.

      c) All Parts placed into UPS inventory will include pre-paid, pre-addressed return waybills, to be furnished by Egenera in the box of the replacement part.

      d) Unisys will create a website for use by Egenera for tracking of all field part orders and usage.

      e) The end user places a service request to the Unisys CRC .The Part order flows to Unisys GLS and CPAC in the US, and CRC in the UK, will then contact UPS via an Toll free 800# and order the required parts. UPS will provide shipping information at the time of the part order and this information will be placed in GLS and recorded on the SRMS ticket.

                                  EXHIBIT A-6
                SPARING LEVELS FOR SERVICE PROVIDERS - NOT USED

                                  EXHIBIT A-7
                EGENERA BLADEFRAME SYSTEM ADMINISTRATION COURSE

COURSE DESCRIPTIONS

The Egenera BladeFrame System Administration course is designed to provide students with the core skills needed to perform basic BladeFrame system administrative tasks. These tasks include:

      1.    Administration of Processing Area Networks (PANs)

      2.    The design and provisioning of Logical Processing Area Networks
            (LPANs)

      3.    Configuration of LPAN resources as pServers and vNets

      4. Configuration of applications and services hosted by LPANs for high availability and load balancing.

The course is conducted over a two-day period with the time divided between lecture and lab. Approximately 40% of the course is lecture based and 60% is spent in hands on configuration labs.

The course consists of the following lessons:

      1.    Introduction to Egenera BladeFrame System

      2.    Designing and Creating Logical Processing Area Networks

      3.    Configuring Logical Processing Area Networks

      4.    Configuring Hardware for High Availability

      5.    Installing and Configuring Applications For High Availability

      6.    Configuring Load-balancing Clusters

Below is a table outlining what is covered in each section and on what day it is covered:

DAY          LESSON                             LECTURE                                         LABS
---          ------                             -------                                         ----
 1             1          Basic review of BladeFrame foundations and concept     1.  Naming the BladeFrame
                          leading to a better understanding of the Egenera       2.  Configuring Ethernet Ports on
                          paradigm. Physical and Logical components are              cBlades
                          discussed as well as what job functions are            3.  Configuring redundant Ethernet
                          performed at different administrative levels               connections (rEths)
                                                                                 4.  Creating virtual switches

 1             2          PAN Administration functions are reviewed. LPAN        1.  Examine PAN Resources
                          design and creation are discussed as well as users     2.  Design and LPAN
                          and assigning users to specific roles with in the      3.  Create LPAN

                          PAN and or LPAN.                                       4.  Assigning LPAN Administrators

 1             3          Students now are acting as LPAN Administrators. In     1.  Creating pServers
                          this role students create a virtual network            2.  Assigning Disk to pServers
                          consisting of 3 servers using those resources          3.  Creating vEths
                          assigned to their LPAN from the previous lesson.       4.  Define pServer Boot Options
                                                                                 5.  Booting the LPAN

 1             4          Students' tests hardware high availability by          1.  Configure Hardware Fail Over
                          setting up a local fail over pool and failing one of   2.  Testing Hardware Fail Over
                          their pServers over to it.                             3.  Removing Hardware Fail Over.

 2             5          Students review the first 4 lessons as the start of    1.  Configuring Application
                          the day then begin the process of creating                 Resources
                          application fail over. Applications are created as     2.  Configuring Application Fail
                          are their resources (file systems, IP addresses, and       Over resources
                          disks). Applications then have fail over policies      3.  Configuring the Monitoring
                          applied and tested.                                        Service
                                                                                 4.  Testing Applications
                                                                                 5.  Removing Application Fail Over

 2             6          Students create load balance service with one of       1.  Creating Load Balancing Service
                          their pServer and set the other 2 pServers to become   2.  Creating Load Balanced Members
                          load balance members.  Each load-balanced member is        Resources
                          setup as a web server and load balancing is tested.    3.  Testing Load Balance Service
                                                                                 4.  Removing Load Balanced Service

PREREQUISITES

Students attending this course should have experience in the following areas:

      1.    Will have read BladeFrame Technical Overview

      2. Have experience with the Linux Operating System, or other Unix based operating system and have completed the Unisys Redhat three (3) basic Redhat Universty courses.

      3.    Have basic understanding of Linux Network Administration issues

      4.    Processing Area Network (PAN) administrators

      5.    Logical Processing Area Network (LPAN) administrators.

      6.    BladeFrame Application Developers

RECOMMENDED PRE-COURSE READING

"In Search of Clusters" by Gregory Pfister, Prentice Hall

"Red Hat System Administration Unleashed" by Thomas Schenk et al. SAMS

"Taking Control of the Internet Data Center" (White Paper) www.egenera.com

"Guidelines for Effective E-Business Infrastructure Management" (White Paper) www.egenera.com

"The Pros and Cons of Server Clustering in the ASP Environment" (White Paper) www.egenera.com

INTENDED AUDIENCE

This course is intended for Egenera BladeFrame system administrators and anyone who needs to understand Egenera BladeFrame configuration and administrative tasks. This includes:

      1.    Processing Area Network (PAN) administrators

      2.    Logical Processing Area Network (LPAN) administrators.

      3.    BladeFrame Application Developers

                                   EXHIBIT A-8
                                QUARTERLY REVIEW

Scheduled within ten (10) business days of Calendar Quarter end

Conducted by Technical Support Engineer

Reviews of past Quarter's Call history

Rating of past Quarter's service

Completed Quarterly Review Form (See EXHIBIT A-8-1.)

                                  EXHIBIT A-8-1
                              QUARTERLY REVIEW FORM
                CUSTOMER QUARTERLY REVIEW OF SERVICE PERFORMANCE

CUSTOMER (COMPANY) NAME:_____________________________  Date held:_______________

Customer Location: __________________________________

CUSTOMER PERSONNEL IN ATTENDANCE:         NAME, TITLE AND TELEPHONE NUMBER
                                          ______________________________________
                                          ______________________________________
                                          ______________________________________

Number of Egenera Blade Frames(TM): _________________________

Number of Egenera PBlades(TM): ______________________________

PREVIOUS QUARTER'S SERVICE HISTORY REVIEWED?  Y/N

SERVICE SATISFACTION:

                                                     DISSATISFIED      SATISFIED       VERY SATISFIED
                                                     ------------      ---------       --------------
1) Responding in a timely manner                     ____________      _________       _______________
2) Technical expertise of Technical Engineer         ____________      _________       _______________
3) Ability to solve the problem                      ____________      _________       _______________
4) Courteous and professional                        ____________      _________       _______________
5) Overall Service delivery                          ____________      _________       _______________

COMMENTS: ______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                                          (Attach additional page if necessary.)
--------------------------------------------------------------------------------

NAME OF CUSTOMER'S             CUSTOMER'S REPRESENTATIVE'S      TITLE:
AUTHORIZED REPRESENTATIVE:     SIGNATURE:
(PRINT NAME):
-------------------------      ---------------------------      ----------------

Service Provider's Company Name (if not Egenera):_______________________________

Technical Support Engineer's Name (Print): _____________________________________

Technical Support Engineer's Signature: ________________________________________

Other Egenera/Service Provider Personnel attending meeting:

NAME                                        COMPANY AND TITLE
----                                        -----------------
___________________________________         ____________________________________
___________________________________         ____________________________________
___________________________________         ____________________________________
___________________________________         ____________________________________

                                   EXHIBIT A-9
                  CURRENT SERVICE PROVIDER SUPPORT INFORMATION

EGENERA TOLL FREE NUMBER

0800-9170376 (UK);            866-301-3117 (USA);         0066-33-801337 (JAPAN)

Service Provider can reach "Egenera Technical Services" 7X24 by calling the applicable toll free number

EGENERA SUPPORT WWW                          http://support.egenera.com

Service Provider can open tickets by connecting to this WWW site 7X24. Service Provider can obtain login to the Egenera Customer Management System by calling the Egenera Toll Free number.

EGENERA EMAIL                                support@egenera.com

INTERNAL ESCALATION - EGENERA

Service Provider is expected to escalate the call to Egenera, if after working on a Customer issue, it is unable to resolve the problem.

Service Provider's escalation process begins by either calling Egenera at the appropriate Toll free number specified above or by escalating the ticket via Egenera's CRM system.

Service Provider can contact Egenera's Director of Technical Services or Vice President of Egenera Enterprise Services, as appropriate, during the escalation duration to get status updates on the existing open ticket.

FIRST LEVEL ESCALATION:

[**]

SECOND LEVEL ESCALATION:

[**]EUROPE:

[**]JAPAN:

[**]

EXHIBIT A-10
ARTICLE I

SOFTWARE LICENSE. Unisys's nonexclusive Software license to use the maintenance updates and software upgrades provided by Egenera as a component of its LEVEL 3 Support is subject to the following license provisions:

OWNERSHIP. Such software products are owned and copyrighted by Egenera or its third party suppliers and title to, ownership of and all applicable rights in patents, copyrights and trade secrets in the software products shall not transfer to Unisys. Subject to Unisys paying the appropriate Software Product license fee, Unisys is hereby granted a nonexclusive license to use such software products in object form only on the Egenera Hardware Product for which it was intended. Unisys's license is not a sale of any rights in such software products. All ownership rights remain in Egenera or its third party suppliers, as the case may be.

COPIES. Unisys may make a single copy of the object code of such software products solely for backup or archival purposes or when copying is an essential step in the authorized use of the associated Egenera Hardware and Software Products. All copyright and other proprietary or restricted rights notices in the original Software Product must be retained on all copies. Unisys may not copy any of the enclosed books or printed materials that are part of the software product.

ADDITIONAL RESTRICTIONS. Except to the extent permitted above, Unisys may not: modify, translate, reverse engineer, decompile, disassemble, otherwise attempt to obtain the source code of, or create derivative works based on, such software products; copy (including copying onto a bulletin board or similar system) the software products other than as specified above; rent, lease, time share, grant a security interest in, or otherwise transfer rights to the software products except as set forth in "Transfer" below; or remove any proprietary notices or labels on the software products; or disclose or otherwise make available the software products in any form to anyone other than Unisys's employees, subcontractors, consultants or independent contractors who have agreed to the terms of this Software license. If Unisys is using the software products in any country in the European Community, the prohibition against modifying, translating, reverse engineering, decompiling, disassembling, or creating derivative works based on the Software Products does not affect Unisys's rights under any legislation implementing the E.C. Council Directive on the Legal Protection of Computer Programs.

TRANSFER. Unisys may only transfer such software products to designated Customers to whom Egenera is obligated to provide Maintenance Updates and/or Software Upgrades pursuant to Service Offerings such Customers have purchased from Egenera. Unisys may only install such software on Customer Products covered by such Service Offerings. Except as expressly provided herein, Unisys has no right to sublicense loan, rent, lease or allow any other entity to use the Software Products. Unisys may receive the Software Products in more than one medium, for example CD-ROM or by Internet. Unisys may not use or install the other medium on another hardware product. Unisys shall be fully responsible for the compliance of Unisys's employees, subcontractors, consultants or independent contractors who are given access to the Software Products.

LICENSE TERMINATION. Egenera may terminate this license, without liability, if Unisys breaches these Software License terms and fails to permanently cure the breach within thirty (30) days after receipt of Egenera's written notice thereof. Upon termination, Unisys shall cease all use and return or certify destruction of the Software Products (including copies) to Egenera.

THIRD PARTY SOFTWARE. In the event Unisys, in connection with the Products, orders Software hereunder that is specifically labeled as being provided by and/or owned other than by Egenera ("Third Party Software Products"), Unisys acknowledges that it shall be licensing such Third Party Software directly from the third party, including the right to use such Third Party Software in connection with the Egenera Hardware, and agrees to comply with the license terms that accompany such Third Party Software. CERTAIN THIRD PARTY SOFTWARE PRODUCTS SUPPLIED BY EGENERA ARE OPEN SOURCE MATERIALS, AND AS SUCH, ARE GOVERNED BY OPEN-SOURCE SOFTWARE LICENSE AGREEMENTS SUPPLIED WITH SUCH OPEN SOURCE MATERIALS, SUCH AS THE GNU PUBLIC LICENSE. EGENERA MAKES NO CLAIM OF OWNERSHIP OF OPEN SOURCE MATERIALS, AND SUCH OPEN SOURCE MATERIALS ARE SUPPLIED SOLELY IN ACCORDANCE WITH THE LICENSE AGREEMENTS ACCOMPANYING SUCH SOFTWARE. Accordingly, the above restrictions concerning modification, confidentiality and other provisions do not apply to such Open Source Materials.

Unisys agrees to promptly notify Egenera in writing of any violation of the above licensing terms by designated Customers and shall cooperate fully, at its own expense, with Egenera in the enforcement of such terms and any related proceeding against its Customers.

EXHIBIT A-11
LIST OF PRODUCTS TO BE SERVICED BY UNISYS

EGENERA STYLE                                     UNISYS STYLE
-------------                                     ------------
BladeFrame                                        GCS1-E4Q
BladeFrame ES                                     GCS2-E4Q

EXHIBIT A-12
UNISYS U.S. PRIMARY SERVICE CITIES

The following table lists Unisys Primary Service Cities effective as of April, 2002. These service cities represent locations in which a Unisys logistics facility is located. The coverage of a Primary Service City begins at the city center and includes a 50-mile radius from the said city center. The Metro City is a reference point only and serves to indicate the nearest major metropolitan city that benefits from the coverage of a Service City.

Primary Service Cities are subject to change. Unisys shall make every reasonable effort to give Egenera at least sixty (60) days advance written notice of any change to a Unisys facility location, including (a) changes to the operating hours or (b) the discontinuance of any facility location. If Unisys changes or discontinues the facility location during the term of the Agreement, Unisys shall continue service (despite the change of location) in accordance with the Agreement. Provided, however, that the Egenera Customer continues to have hardware under enrollment at the same location during the initial enrollment term.

Egenera shall request the Unisys PMO provide service capability confirmation for a city where Unisys is not currently providing support to Egenera under this agreement. The PMO will use reasonable commercial efforts to respond within [**][**] of the request whether Unisys can develop, in the time frame required, or currently has the capability to provide the services as described within the Service Solution Design Document in the requested city. The actual Service Order process will be as described in Section 5 of the Master Service Agreement.

METRO CITY               STATE            SERVICE CITY                 STATE        S ZIP
----------               -----            ------------                 -----        -----
BRIDGEPORT               CT               SHELTON                      CT           06484
HARTFORD                 CT               CROMWELL                     CT           06416
HARTFORD                 CT               WINDSOR                      CT           06095
DOVER                    DE               DOVER                        DE           19901
BOSTON                   MA               BURLINGTON                   MA           01803
BOSTON                   MA               WALTHAM                      MA           02451
NEWARK                   NJ               LYNDHURST                    NJ           07071
NEWARK                   NJ               MORRIS PLAINS                NJ           07950
NEWARK                   NJ               NEW PROVIDENCE               NJ           07974
ALBANY                   NY               ALBANY                       NY           12205
BUFFALO                  NY               AMHERST                      NY           14228
LONG ISLAND              NY               JERICHO                      NY           11753
NEW YORK                 NY               NEW YORK                     NY           10005
NEWBURGH                 NY               WALDEN                       NY           12586
ROCHESTER                NY               FARMINGTON                   NY           14425
SYRACUSE                 NY               LIVERPOOL                    NY           13088
WHITE PLAINS             NY               WHITE PLAINS                 NY           10604
ALLENTOWN                PA               ALLENTOWN                    PA           18103
HARRISBURG               PA               HARRISBURG                   PA           17111
PHILADELPHIA             PA               MARLTON                      NJ           08053
PHILADELPHIA             PA               BLUE BELL                    PA           19424
PHILADELPHIA             PA               PHILADELPHIA                 PA           19103
PHILADELPHIA             PA               SHARON HILL                  PA           19079
PITTSBURGH               PA               PITTSBURGH                   PA           15275
CHARLESTON               WV               CHARLESTON                   WV           25302
CHICAGO                  IL               CHICAGO                      IL           60601
CHICAGO                  IL               ELK GROVE                    IL           60007

METRO CITY               STATE            SERVICE CITY                 STATE        S ZIP
----------               -----            ------------                 -----        -----
CHICAGO                  IL               LOMBARD                      IL           60148
ROCKFORD                 IL               ROCKFORD-BLVDR               IL           61103
EVANSVILLE               IN               EVANSVILLE                   IN           47728
FORT WAYNE               IN               FORT WAYNE                   IN           46804
INDIANAPOLIS             IN               INDIANAPOLIS                 IN           46240
DETROIT                  MI               TROY                         MI           48083
GRAND RAPIDS             MI               GRAND RAPIDS                 MI           49506
LANSING                  MI               OKEMOS                       MI           48864
CINCINNATI               OH               CINCINNATI                   OH           45241
CLEVELAND                OH               BRECKSVILLE                  OH           44141
COLUMBUS                 OH               WESTERVILLE                  OH           43081
DAYTON                   OH               DAYTON                       OH           45414
TOLEDO                   OH               HOLLAND                      OH           43528
YOUGSTOWN                OH               YOUNGSTOWN                   OH           44515
MADISON                  WI               MADISON                      WI           53716
MILWAUKEE                WI               BROOKFIELD                   WI           53005
ANCHORAGE                AK               ANCHORAGE                    AK           99503
PHOENIX                  AZ               PHOENIX                      AZ           85016
LOS ANGELES              CA               COSTA MESA                   CA           92626
LOS ANGELES              CA               HOLLYWOOD                    CA           90038
LOS ANGELES              CA               MISSION VIEJO                CA           92691
LOS ANGELES              CA               RANCHO CUCAMONGA             CA           91730
LOS ANGELES              CA               SANTA FE SPRINGS             CA           90670
LOS ANGELES              CA               VAN NUYS                     CA           91406
SACRAMENTO               CA               SACRAMENTO                   CA           95833
SALINAS                  CA               SALINAS                      CA           93906
SAN DIEGO                CA               SAN DIEGO                    CA           92111
SAN FRANCISCO            CA               S. SAN FRANCISCO             CA           94080
SAN FRANCISCO            CA               SAN FRANCISCO                CA           94105
SAN FRANCISCO            CA               SAN LEANDRO                  CA           94577
SAN JOSE                 CA               SAN JOSE                     CA           95134
STOCKTON                 CA               STOCKTON                     CA           95203
DENVER                   CO               ENGLEWOOD                    CO           80111
HONOLULU                 HI               HONOLULU                     HI           96813
DAVENPORT                IA               BETTENDORF                   IA           52722
DES MOINES               IA               W DES MOINES                 IA           50398
KANSAS CITY              KS               OVERLAND PARK                KS           66211
WICHITA                  KS               WICHITA                      KS           67206
MINNEAPOLIS              MN               EAGAN                        MN           55121
SAINT LOUIS              MO               SAINT LOUIS                  MO           63146
FARGO                    ND               FARGO                        ND           58102
OMAHA                    NE               OMAHA                        NE           68154
ALBUQUERQUE              NM               ALBUQUERQUE                  NM           87107
LAS VEGAS                NV               LAS VEGAS                    NV           89120
RENO                     NV               RENO                         NV           89502
PORTLAND                 OR               TUALATIN                     OR           97062
SIOUX FALLS              SD               SIOUX FALLS                  SD           57015
SALT LAKE CITY           UT               SALT LAKE CITY               UT           84116
SEATTLE                  WA               TUKWILA                      WA           98188
SPOKANE                  WA               SPOKANE                      WA           99206
BIRMINGHAM               AL               BIRMINGHAM                   AL           35243
MOBILE                   AL               MOBILE                       AL           36606
MONTGOMERY               AL               MONTGOMERY                   AL           36109
LITTLE ROCK              AR               LITTLE ROCK                  AR           72205
WASHINGTON               DC               FAIRFAX                      VA           22031
WASHINGTON               DC               MCLEAN                       VA           22102
JACKSONVILLE             FL               JACKSONVILLE                 FL           32256

METRO CITY               STATE            SERVICE CITY                 STATE        S ZIP
----------               -----            ------------                 -----        -----
MIAMI                    FL               MIAMI                        FL           33172
ORLANDO                  FL               LAKE MARY                    FL           32746
PENSACOLA                FL               PENSACOLA                    FL           32503
TALLAHASSEE              FL               TALLAHASSEE                  FL           32308
TAMPA                    FL               TAMPA                        FL           33634
ATLANTA                  GA               NORCROSS                     GA           30093
SAVANNAH                 GA               SAVANNAH                     GA           31405
LOUISVILLE               KY               LOUISVILLE                   KY           40207
BATON ROUGE              LA               BATON ROUGE                  LA           70809
NEW ORLEANS              LA               METAIRIE                     LA           70002
BALTIMORE                MD               TIMONIUM                     MD           21093
JACKSON                  MS               JACKSON                      MS           39208
CHARLOTTE                NC               CHARLOTTE                    NC           28217
RALEIGH                  NC               RALEIGH                      NC           27609
WINSTON-SALEM            NC               KERNERSVILLE                 NC           27284
OKLAHOMA CITY            OK               OKLAHOMA CITY                OK           73116
COLUMBIA                 SC               COLUMBIA                     SC           29210
GREENVILLE               SC               GREENVILLE                   SC           29615
CHATTANOOGA              TN               CHATTANOOGA                  TN           37421
KINGSPORT                TN               BLOUNTVILLE                  TN           37617
KNOXVILLE                TN               KNOXVILLE                    TN           37912
MEMPHIS                  TN               MEMPHIS                      TN           38134
NASHVILLE                TN               NASHVILLE                    TN           37211
AUSTIN                   TX               AUSTIN                       TX           78759
DALLAS/FT WORTH          TX               DALLAS                       TX           75244
HOUSTON                  TX               HOUSTON                      TX           77040
SAN ANTONIO              TX               SAN ANTONIO                  TX           78216
NORFOLK                  VA               NORFOLK                      VA           23502
RICHMOND                 VA               RICHMOND                     VA           23228
ROANOKE                  VA               ROANOKE                      VA           24018

UNISYS AUSTRALIA PRIMARY SERVICE CITIES- 30 KM COVERAGE FROM CITY CENTER

COUNTRY                 SERVICE CITY
-------                 ------------
Australia               Sydney
                        Melbourne
                        Brisbane
                        Adelaide
                        Perth
                        Canberra
                        Hobart
                        Darwin

UNISYS HK AND SINGAPORE PRIMARY SERVICE CITIES

COUNTRY                 SERVICE CITY
-------                 ------------
HK                      HK
Singapore               Singapore

UNISYS UK, GERMANY, SWITZERLAND AND FRANCE PRIMARY SERVICE CITIES- 65 KM COVERAGE FROM CITY CENTER

COUNTRY                 SERVICE CITY
-------                 ------------
UK                      Birmingham
                        Bristol
                        Edinburgh
                        Glasgow
                        Leeds
                        Leicester
                        Liverpool
                        London
                        Manchester
                        Milton Keynes
                        Newcastle
                        Portsmouth
                        Southampton
Germany                 Berlin
                        Cologne
                        Hamburg
                        Hannover
                        Munich
                        Nurnberg
                        Ratingen (Dusseldorf)
                        Stuttgart
                        Sulzbach (Frankfurt)
Switzerland             Basel
                        Bern
                        Geneva
                        Lausanne
                        Luzern
                        St. Gallen
                        Zurich
France                  Bordeaux
                        Lille
                        Lyon
                        Marseille
                        Nancy
                        Nantes
                        Paris
                        Toulouse